EXHIBIT 99


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                      $1,472,370,000 (APPROXIMATE BALANCE)        MARCH 10, 2003
                      GS MORTGAGE SECURITIES CORPORATION II
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-C1

APPROXIMATE SECURITIES STRUCTURE:
--------------------------------


                                           APPROXIMATE       EXPECTED CREDIT       EXPECTED          EXPECTED
                       EXPECTED RATING    FACE/NOTIONAL         SUPPORT        WEIGHTED AVERAGE       PAYMENT
        CLASS          FITCH / S&P         AMOUNT (MM)         (% OF UPB)      LIFE (YEARS) (A)      WINDOW (A)
=================================================================================================================

PUBLICLY OFFERED CLASSES
------------------------

A-1                        AAA/AAA            122.6                 13.000%           3.50           04/03-09/07
A-2                        AAA/AAA            602.0                 13.000%           5.70           09/07-08/12
A-3                        AAA/AAA            677.1                 13.000%           9.69           08/12-01/13
B                           AA/AA              54.3                  9.625%           9.81           01/13-01/13
C                          AA-/AA-             16.1                  8.625%           9.81           01/13-01/13

PRIVATELY OFFERED CLASSES (B)
-----------------------------

D                           A+/A+              12.0                 7.875%
E                            A/A               18.1                 6.750%
F                            -/A-              12.0                 6.000%
G                         BBB+/BBB+            20.1                 4.750%
H                          BBB/BBB             12.0                 4.000%
J                         BBB-/BBB-            12.0                 3.250%
K                          BB+/BB+             12.0                 2.500%
L                           BB/BB               8.0                 2.000%
M                          BB-/BB-              6.0                 1.625%
N                           B+/B+               6.0                 1.250%
O                            B/B                2.0                 1.125%
P                           B-/B-               4.0                 0.875%
S                            NR                14.1                    --
X-1(c)                     AAA/AAA          1,611.3
X-2(c)                     AAA/AAA          1,562.0
                     TOTAL SECURITIES:     $1,611.3

-------------
(a)   Calculated at 0% CPR, assuming no balloon payment extension.
(b)   Not offered hereby.
(c)   Notional amount of interest only class.




KEY FEATURES:
------------
Lead Manager:                  Goldman, Sachs & Co.
Co-Managers:                   Banc of America Securities LLC
                               Bear, Stearns & Co. Inc.
                               Morgan Stanley & Co. Incorporated
                               WaMu Capital Corp.

Sellers/Originators:           Goldman Sachs Mortgage Company / Archon (93.9%)
                               Washington Mutual Bank, FA (3.2%)
                               Commerzbank AG, New York Branch (2.9%)
Collateral:                    74 Mortgage Loans ($1,611,350,146)
Master Servicer:               GMAC Commercial Mortgage
Special Servicer:              Lennar Partners, Inc.
Trustee:                       Wells Fargo Bank Minnesota, N.A.
Pricing:                       March 2003
Closing:                       March 2003
Cut-Off Date:                  March 1st 2003
Distribution                   10th of each month, or following business day
Date:                          (commencing April 10, 2003)
Payment Delay:                 9 days
ERISA Eligible:                Classes A-1, A-2, A-3, B and C are expected
                               to be ERISA eligible subject to certain
                               conditions for eligibility.
SMMEA Eligible                 Classes A-1, A-2, A-3, B and C are expected
                                  to be SMMEA eligible
Structure:                     Sequential pay
Day Count:                     30/360
Tax Treatment:                 REMIC
Rated Final Distribution Date: Juanary 2040
Clean up Call:                 10%
Minimum Denominations:         Publicly Offered Classes: ss 10,000 & $1.
Delivery:                      DTC for publicly offered classes



===============================================================================
COLLATERAL FACTS (A):
--------------------
Cut-Off Date Loan Principal Balance:                      $1,611,350,146
Number of Mortgage Loans / Properties:                           74 / 79
Average Mortgage Loan Cut-Off Date Balance:                  $21,775,002
Weighted Average Current Mortgage Rate:                            5.392%
Weighted Average Loan U/W DSCR (b):                                2.12x
Weighted Average Loan Cut-Off Date LTV Ratio (b):                   59.2%
Weighted Average Remaining Term to Maturity date (months):          98.4
Weighted Average Remaining Amortization Term (months):             348.9
Prepayment Lockout / Defeasance as % of That Total                  92.6%
Balloon Loans as % of Total:                                        99.6%
Single Largest Asset as % of Total:                                 14.3%
Five Largest Assets as % of Total:                                  47.0%
Ten Largest Assets as % of Total:                                   64.3%

----------------
(a) Four (4) Mortgage Loans representing approximately 33.0% of the total pool are senior interests ("A Notes") that have a junior loan secured by the same mortgaged property ("B Note"). All LTV and DSCR numbers are based on the A Note, unless otherwise noted.

(b) All DSCR and LTV information presented herein is generally calculated as though any related earnout had been applied to reduce or defease the principal balance of the mortgage loan.




TEN LARGEST LOANS:
-----------------
                                  CUT-OFF DATE      % BY LOAN                  UW
LOAN OR SPONSOR                      BALANCE         POOL UPB      LTV        DSCR        PROPERTY TYPE
---------------                      -------         --------      ---        ----        -------------

520 Madison Avenue (a) (b)        $231,000,000        14.3%       44.0%       2.42x       Office
One North Wacker (a) (b)           180,000,000         11.2       42.7        2.35        Office
Sunvalley Mall (b)                 134,691,998         8.4        62.4        2.02        Anchored Retail
Bridgewater Commons (a) (b)        117,223,768         7.3        46.0        2.67        Anchored Retail
GDP Portfolio-Provo & Spokane (b)   94,802,853         5.9        58.5        2.07        Anchored Retail
Miami Center (b)                    81,000,000         5.0        55.5        2.85        Office
Kierland Commons                    65,853,794         4.1        67.6        1.64        Anchored Retail
The Aventine                        50,000,000         3.1        68.5        2.00        Office
3 Huntington Quadrangle             44,000,000         2.7        76.5        1.91        Office
Festival at Waldorf                 37,000,000         2.3        75.2        2.03        Anchored Retail
                                --------------        ----        ----        ----
 TOTAL/WTD. AVG.                $1,035,572,413        64.3%       53.8%       2.28X
                                ==============        ====        ====        ====
----------------
(a) The cut-off date balance represents the senior A Note portion of the loan.
All LTV and DSCR numbers throughout are based on the A Note only, unless otherwise noted.

(b) For the purposes of this securitization, these loans are expected to be rated investment grade by S&P and Fitch.



Selected Loan Data:
------------------
                                   NUMBER OF
                                   MORTGAGED        LOAN POOL CUT-OFF DATE    ALANCE
 GEOGRAPHIC DISTRIBUTION           PROPERTIES    (MM)         % BY UPB    WTD. AVG. UWDSCR
--------------------------------------------------------------------------------------
California (a)                     16             $305.4          19.0%      1.98x
New York                            3             280.0           17.4       2.34
Illinois                            2             183.0           11.4       2.34
New Jersey                          3             162.2           10.1       2.34
Florida                             8             136.1            8.4       2.45
Arizona                             5              99.0            6.1       1.66
Virginia                            7              57.2            3.5       1.80
Other (b)                          35             388.7           24.1       1.94
                                   --          --------          -----       ----
 TOTAL / WTD. AVG                  79          $1,611.4          100.0%      2.12X
                                   ==          ========          =====       ====

----------
(a) 5 properties for a total of $176.1 million (10.9% UPB) are located in northern California and 11 properties for a total of $129.2 million (8.0% UPB)
are located in southern California.

(b) Includes 16 states and the District of Columbia.




                                NUMBER OF
                                MORTGAGED         LOAN POOL CUT-OFF DATE    BALANCE
 PROPERTY TYPE                 PROPERTIES      (MM)         % BY UPB     WTD. AVG.UWDSCR
--------------------------------------------------------------------------------------
Office                             25         $769.9         47.8%           2.24x
Anchored Retail (a)                27          628.9         39.0            2.13
Multifamily (b)                    24          170.0         10.6            1.73
Industrial                          3           42.5          2.6            1.38
 TOTAL / WTD. AVG                  79       $1,611.4        100.0%           2.12X
--------------------------------------------------------------------------------------

(a) Includes 1 unanchored retail property which accounts for approximately 0.2% of the total pool.

(b) Includes 2 manufactured housing community properties which account for approximately 0.9% of the total pool.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                               STRUCTURAL OVERVIEW

o   For purposes of calculating principal distributions of the certificates:

    -- Available principal will be allocated sequentially to the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, N, O, P and S certificates.

    -- In case the principal balances of the Class S, P, O, N, M, L, K, J, H, G, F, E, D, C, and B certificates, in that order, have been reduced to zero due to the allocation of principal losses, then Class A-1, A-2 and A-3 will be allocated principal pro-rata.

o Classes X-1 and X-2 will be entitled to receive payments of interest only and will not receive any payments of principal. Classes X-1 and X-2 will be entitled to payments of interest pro-rata (based on interest entitlements) with the Class A-1, A-2 and A-3 certificates each month.

o Each class will be subordinate to the Class A-1, A-2, A-3, X-1 and X-2 certificates and to each principal balance class with an earlier alphabetical designation than such class. Each of the Class A-1, A-2, A-3, X-1 and X-2 certificates will be of equal priority.

o   All classes will pay interest on a 30/360 basis.

o Principal losses will be allocated in reverse alphabetical order to the Class S, P, O, N, M, L, K, J, H, G, F, E, D, C, and B certificates, and then pro-rata to the Class A-1, A-2 and A-3 certificates.

o The Master Servicer will cover net prepayment interest shortfalls on the loans up to a specified portion of the master servicing fee. Net prepayment interest shortfalls (after application of prepayment interest excesses on the mortgage loans and other compensating interest payments from the master servicing fee) will be allocated pro-rata (based on interest entitlements) to all regular certificates.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes of outstanding principal balance certificates. Any such reduction will also have the effect of reducing the aggregate notional amount of the Class X-1 and X-2 certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

                      ALLOCATION OF PREPAYMENT PREMIUMS (a)

ALLOCATION OF PREPAYMENT PREMIUMS:
---------------------------------

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related certificate then entitled to principal distributions and the Class X-1 certificate as follows:

    o A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each class of the certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the class of certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the discount rate.

       Prepayment                   (Pass-Through   Rate  -   Discount Rate )
       Premium Allocation     =     ------------------------------------------
       Percentage                   (Mortgage Rate - Discount Rate)


    o The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X-1 certificate.

    o In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the certificate then entitled to principal distributions relative to the Class X-1 certificate as discount rates decrease and a decrease in the allocation to such Classes as discount rates rise.

   Allocation of Prepayment Premiums Example
   -----------------------------------------

       Discount Rate Fraction Methodology:
       Mortgage Rate                                             =  6%
       Bond Class Rate                                           =  5%
       Treasury Rate (or Applicable Discount Rate)               =  4%
       % of Principal Distributed to Class                       =  100%


   Bond Class Allocation               Class X-1 Allocation
   ----------------------               --------------------
   5% - 4% x 100%   =   50%             Receives excess premiums = 50% thereof
   6% - 4%

(a) For further information regarding the allocation of prepayment premiums, refer to the prospectus supplement.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                               PREPAYMENT PROFILE


       Prepayment Restriction Assuming No Prepayment of Principal (a) (b)


PREPAYMENT                APRIL     APRIL     APRIL     APRIL     APRIL     APRIL      APRIL     APRIL
RESTRICTIONS              2003      2004      2005      2006      2007       2008      2009      2010
-------------------------------------------------------------------------------------------------------
Locked out / Defeasance  98.28%    98.29%    94.91%    92.60%    92.57%     90.55%    90.48%    92.58%
> of YM or 1%             1.72%     1.71%     5.09%     7.40%     7.43%      9.45%     9.17%     7.42%
Open                      0.00%     0.00%     0.00%     0.00%     0.00%      0.00%     0.35%     0.00%
TOTAL                   100.00%   100.00%   100.00%   100.00%   100.00%    100.00%   100.00%   100.00%
Balance of Mortgage
Loans ($mm)             1,611.35  1,601.35  1,589.76  1,575.11  1,557.33  1,067.98   1,044.99  1,002.13
% of Cut-Off Balance    100.00%    99.38%    98.66%    97.75%    96.65%     66.28%    64.85%    62.19%

PREPAYMENT                APRIL     APRIL     APRIL     APRIL     APRIL     APRIL      APRIL
RESTRICTIONS              2011      2012      2013      2014      2015       2016      2017
-------------------------------------------------------------------------------------------------------
Locked out / Defeasance  92.59%    94.99%   100.00%   100.00%   100.00%    100.00%   100.00%
> of YM or 1%             7.41%     1.44%     0.00%     0.00%     0.00%      0.00%     0.00%
Open                      0.00%     3.57%     0.00%     0.00%     0.00%      0.00%     0.00%
TOTAL                   100.00%   100.00%   100.00%   100.00%   100.00%    100.00%   100.00%
Balance of Mortgage
Loans ($mm)              981.83    936.39      2.99      2.46      1.90       1.31      0.68
% OF CUT-OFF BALANCE     60.93%    58.11%     0.19%     0.15%     0.12%      0.08%     0.04%

----------
(a)   Table calculated using modeling assumptions as described in the prospectus supplement.
(b)   Differences in totals may exist due to rounding.



                               AVERAGE LIFE TABLE (in years)

     (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE PERIOD AND
            YIELD MAINTENANCE PERIOD THEN RUN AT THE INDICATED CPRS)


                                PREPAYMENT ASSUMPTIONS (CPR)
                0% CPR          25% CPR         50% CPR         75% CPR        100% CPR
 -------------------------------------------------------------------------------------------
 A-1              3.50            3.49            3.48            3.46            3.37
 A-2              5.70            5.69            5.67            5.65            5.49
 A-3              9.69            9.67            9.64            9.60            9.36
 B                9.81            9.81            9.81            9.81            9.56
 C                9.81            9.81            9.81            9.81            9.56
 -------------------------------------------------------------------------------------------




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

[GRAPHIC OMITTED]  PICTURE:  United States Maps

          AL                0.2%
          AZ                6.1%
          CA(a)            19.0%
          CT                0.9%
          DC                0.4%
          FL                8.4%
          GA                0.4%
          ID                0.2%
          IL               11.4%
          IN                0.2%
          LA                1.4%
          MD                2.8%
          MI                1.4%
          MN                2.8%
          NC                2.4%
          NJ               10.1%
          NY               17.4%
          PA                1.7%
          SC                0.1%
          TX                1.5%
          UT                3.0%
          VA                3.5%
          WA                3.5%
          WI                1.1%


[GRAPHIC OMITTED]  PIE CHART:

          Anchored Retail (b)           39.0%
          Industrial                     2.6%
          Multifamily (c)               10.6%
          Office                        47.8%



(a) Includes 5 properties located in northern California (10.9% of the total pool) and 11 properties located in southern California (8.0% of the total pool).
(b)   Includes 1 unanchored retail property (0.2% of the total pool).
(c) Includes 2 manufactured housing community properties (0.9 % of the total pool).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                 COLLATERAL DATA



 DISTRIBUTION OF DSCR                                 DISTRIBUTION OF LTV RATIOS AT ORIGINATION
 RANGE OF DSCR (X)                                    RANGE OF LTV (%)
                  NUMBER OF                                          NUMBER OF
               MORTGAGE LOANS                                      MORTGAGE LOANS
        PERCENTAGE OF CUT-OFF DATE BALANCE                   PERCENTAGE OF CUT-OFF DATE BALANCE

 1.14-1.29x                                           32.2-44.9%
     2                                                    3
$6,355,888                                            $415,988,480
    0.4%                                                25.8%

 1.30-1.39                                            45.0-49.9
     1                                                    3
 27,688,602                                           139,962,890
    1.7                                                  8.7

 1.40-1.49                                            50.0-59.9
     8                                                    9
 87,978,911                                           250,606,589
    5.5                                                 15.6

 1.50-1.59                                            60.0-64.9
    12                                                    8
 109,549,782                                          211,818,657
    6.8                                                 13.1

 1.60-1.69                                            65.0-69.9
    11                                                   11
 145,455,834                                          182,072,042
    9.0                                                 11.3

 1.70-1.79                                            70.0-74.9
     2                                                   17
 22,481,600                                           08,871,326
    1.4                                                  6.8

 1.80-1.89                                            75.0-80.1
     3                                                   23
 22,739,123                                                302,030,161
    1.4                                                 18.7

 1.90-2.19                                            TOTAL
    21                                                   74
 469,824,203                                          $1,611,350,146
   29.2                                                100.0%

 2.20-2.49
     6

 453,094,956
   28.1

 2.50-3.37
     8                                                DISTRIBUTION OF MORTGAGE INTEREST RATE
  266,181,248                                     (%)
   16.5                                               RANGE OF MORTGAGE RATES (%)
                                                                       NUMBER OF
 TOTAL                                                             MORTGAGE LOANS
    74                                                          CUT-OFF DATE BALANCE
$1,611,350,146                                          PERCENTAGE OF AGGREGATE CUT-OFF DATE
  100.0%                                                              BALANCE

                                                      4.35-5.00%
                                                          6
                                                      $175,066,853
 DISTRIBUTION OF CUT-OFF DATE PRINCIPAL                 10.9%
 BALANCE

 CUT-OFF DATE PRINCIPAL BALANCE ($)                   5.01-5.50
                  NUMBER OF                              33
               MORTGAGE LOANS                         919,136,690
            CUT-OFF DATE BALANCE                        57.0
PERCENTAGE OF AGGREGATE CUT-OFF DATE BALANCE
                                                      5.51-6.00
 $1,995,518-2,999,999                                    28
    10                                                403,236,182
$23,825,405                                             25.0
    1.5%
                                                      6.01-6.50
 3,000,000-4,999,999                                      4
    14                                                47,799,344
 54,207,193                                              3.0
    3.4
                                                      6.51-7.00
 5,000,000-6,999,999                                      1
                                                      2,122,476
                                                         0.1





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.



                      STRUCTURAL AND COLLATERAL TERM SHEET

                                 COLLATERAL DATA




     9                                                7.01-7.50
 51,838,282                                               2
    3.2                                              63,988,602
                                                         4.0
 7,000,000-9,999,999
    11                                                TOTAL
 89,094,799                                              74
    5.5                                               $1,611,350,146
                                                       100.0%
 10,000,000-17,999,999
    12

 161,095,040
   10.0

 19,000,000-29,999,999
     7

 159,417,014                                          DISTRIBUTION OF REMAINING AMORTIZATION
    9.9                                               TERMS
                                                      RANGE OF REMAINING AMORTIZATION TERMS
 35,000,000-59,999,999                                (MOS)
     4                                                               NUMBER OF
 167,300,000                                                       MORTGAGE LOANS
   10.4                                                         CUT-OFF DATE BALANCE
                                                        PERCENTAGE OF AGGREGATE CUT-OFF DATE
 60,000,000-99,999,999                                                BALANCE
     3
 241,656,647                                          Interest Only
   15.0                                                  27
                                                      $442,214,000
 115,000,000-134,999,999                                27.4%
     2
 251,915,766                                          179
   15.6                                                   2
                                                      6,972,535
 180,000,000-231,000,000                                 0.4
     2
 411,000,000                                           239
   25.5                                                   2
                                                      5,770,410
 TOTAL                                                   0.4
    74
$1,611,350,146                                        296-300
  100.0%                                                  6
                                                      155,092,116
                                                         9.6

                                                      346-360
 DISTRIBUTION OF AMORTIZATION TYPE                       37
 AMORTIZATION TYPE                                      1,001,301,085
                  NUMBER OF                             62.1
               MORTGAGE LOANS
            CUT-OFF DATE BALANCE                      TOTAL
PERCENTAGE OF AGGREGATE CUT-OFF DATE BALANCE             74
                                                      $1,611,350,146
Amortizing Balloon                                     100.0%
    38
 $529,783,201

   32.9%

Interest Only, Then Amortizing

     5
      477,250,000

   29.6                                               DISTRIBUTION OF ORIGINAL TERMS TO
                                                      MATURITY OR ARD
Interest Only                                         RANGE OF ORIGINAL TERMS TO MATURITY (MOS)
    27                                                               NUMBER OF
442,214,000                                                        MORTGAGE LOANS
   27.4                                                         CUT-OFF DATE BALANCE
                                                        PERCENTAGE OF AGGREGATE CUT-OFF DATE
Hyper Amortizing                                                      BALANCE
     1

134,691,998                                           59-60
    8.4                                                  24
                                                      $481,541,853
Graduated P&I payment                                   29.9%
     1

20,438,412                                            72-84
    1.3                                                   3
                                                      8,475,000
Fully Amortizing                                         1.8
     2

 6,972,535                                            118-120
    0.4                                                  45
                                                      1,094,360,758
 TOTAL                                                  67.9
    74
$1,611,350,146                                        180
                                                          2
                                                      6,972,535

                                                         0.4

                                                      TOTAL

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                 COLLATERAL DATA




  100.0%                                                    74
                                                         $1,611,350,146
                                                          100.0%

 DISTRIBUTION OF MORTGAGED PROPERTIES BY
 STATE                                                   DISTRIBUTION OF REMAINING TERMS TO
 LOCATION                                                MATURITY OR ARD
                  NUMBER OF                              RANGE OF REMAINING TERMS TO MATURITY
               MORTGAGE LOANS                            (MOS)
            CUT-OFF DATE BALANCE                                        NUMBER OF
PERCENTAGE OF AGGREGATE CUT-OFF DATE BALANCE                          MORTGAGE LOANS
                                                                   CUT-OFF DATE BALANCE
California (a)                                             PERCENTAGE OF AGGREGATE CUT-OFF DATE
    16                                                                   BALANCE
 $305,351,494

   19.0%                                                 54-60
                                                           24

New York                                                 $481,541,853
     3                                                     29.9%
 279,988,480

   17.4                                                  71-79
                                                            3

Illinois                                                28,475,000
     2                                                      1.8
 183,000,000

   11.4                                                  106-120
                                                            45

New Jersey                                               1,094,360,758
     3                                                     67.9
 162,155,772

   10.1                                                  179
                                                              2

Florida                                                  6,972,535
     8                                                      0.4
 136,076,854

    8.4                                                  TOTAL
                                                           74

Arizona                                                  $1,611,350,146
     5                                                    100.0%
 98,966,927
    6.1

Virginia

     7
 57,160,604

    3.5

                                                         Distribution of Prepayment Provisions
Washington                                               Prepayment Provisions
     3                                                                  Number of
56,833,766                                                            Mortgage Loans
    3.5                                                            Cut-Off Date Balance
                                                           Percentage of Aggregate Cut-Off Date

Utah                                                                     Balance
     1

 47,664,605                                              Defeasance
    3.0                                                     66
                                                         1,492,822,689
Maryland                                                   92.6%
     2

 45,780,665                                              Greater of YM or 1% of UPB
    2.8                                                      8
                                                         118,527,457
Minnesota                                                   7.4
     3

 45,628,123                                              TOTAL
    2.8                                                     74
                                                        $1,611,350,146
North Carolina                                            100.0%
     4
 38,990,798

    2.4

Pennsylvania

     2
 27,387,979

    1.7

Texas

     4
 23,523,953

    1.5

Louisiana

     3
 23,090,000

    1.4





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET





Michigan

     1
 22,000,000

    1.4

Wisconsin

     2
 17,549,896

    1.1

Connecticut

     2
 14,600,000

    0.9

District of Columbia

     1
 6,578,122

    0.4

Georgia

     2
 6,545,759

    0.4

Idaho

     1
 3,894,682

    0.2

Alabama

     1
 3,667,223

    0.2

Indiana

     1
 2,520,511

    0.2

South Carolina

     2
 2,393,933

    0.1

 TOTAL

    79
 $1,611,350,146

  100.0%


(a) Includes 5 properties located in northern California (10.9% of the total pool) and 11 properties located in southern California (8.0% of the total pool).




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                               520 MADISON AVENUE


--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------
                                ORIGINAL                   CUT-OFF DATE
                                --------                   ------------

BALANCE: (1)                   $231,000,000                $231,000,000

% OF POOL BY UPB:              14.3%

COUPON: (1)                    5.19%

ORIGINATION DATE:              December 18, 2002

INTEREST ACCRUAL:              Actual / 360

TERM:                          120 months

AMORTIZATION:                  36-months interest only then monthly
                               amortization based on a 30-year
                               amortization schedule

OWNERSHIP INTEREST:            Fee Simple

PAYMENT DATE:                  1st of the month

MATURITY DATE:                 December 1, 2012

SPONSOR: (2)                   See "The Borrower" below

CALL PROTECTION/ LOCKOUT: (3)  Defeasance permitted 2 years from the date of securitization with U.S. Treasuries.
                               Not prepayable until 4 months prior to
                               maturity.

LOAN/SF: (1)                   $236

UP-FRONT RESERVES:             TI/LC: $3,391,192 (4)

                               Mitsubishi Refund Reserve: $1,000,000 (4)

ONGOING / SPRINGING            Springing reserves for taxes, insurance,
RESERVES:                      replacement reserves and TI/LCs (4)
                               Mitsubishi Shortfall Reserve Account (4)
                               Rollover Reserve Account (4)

CASH MANAGEMENT:               Hard Lockbox

ADDITIONAL SECURED/            Teachers Insurance and Annuity Association
   MEZZANINE DEBT:             of America holds a $49,000,000 junior loan
                               secured by the same mortgaged property ("B
                               Note"). (5)

                               $52,000,000 mezzanine loan(6)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:   Single Asset

PROPERTY TYPE:            CBD Office

PROPERTY LOCATION:        New York, New York

OCCUPANCY:                99.4%

OCCUPANCY AS OF DATE:     November 1, 2002

YEAR BUILT:               1982

YEAR RENOVATED:           NAP

COLLATERAL:               The collateral consists of a 43-story,
                          multi-tenant, Class A commercial office building located between Madison and Fifth Avenues between 53rd and 54th Streets in Midtown Manhattan

PROPERTY MANAGEMENT:      Tishman Speyer Properties, LLC

APPRAISED VALUE:          $525,000,000

APPRAISAL VALUE DATE:     December 1, 2002

CUT-OFF DATE LTV: (1)     44.0%

AGGREGATE CUT-OFF DATE    53.3%
LTV:

BALLOON LTV: (1)          39.1%

U/W NOI:                  $38,844,374

U/W NCF:                  $36,811,980

CURRENT ANNUAL DEBT       $15,204,240 (based on P&I payment)
SERVICE: (1)

U/W NOI DSCR: (1)         2.55x (based on P&I payment)

AGGREGATE U/W NOI DSCR:   2.08x (based on aggregate P&I payment)

U/W NCF DSCR: (1)         2.42x (based on P&I payment)

AGGREGATE U/W NCF DSCR:   1.97x (based on aggregate P&I payment)
--------------------------------------------------------------------------------


      (1) The $231,000,000 loan represents the senior "A Note" portion of a $280,000,000 loan. Only the A Note is part of the trust fund. All LTV and DSCR numbers in the table above are based on the A Note only, unless otherwise noted.

      (2) Both the A Note and the B Note are non-recourse and do not contain any carve-outs for which any person or entity other than the Borrower is liable.

      (3) Defeasance of the A Note is only permitted if the B Note is simultaneously prepaid and/or defeased in full. Prepayment of the A
            Note is only permitted if the B Note is simultaneously prepaid in full.

      (4)   See "Reserves" below.

      (5)   See "Additional Debt" below.

      (6)   See "Mezzanine Loan" below.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



      The Loan. The largest loan (the "520 Madison Avenue Loan"), representing approximately 14.3% of the initial pool balance, is an "A Note" with a Cut-Off Date principal balance of $231,000,000. The 520 Madison Avenue Loan is a 10-year balloon loan that has a maturity date of December 1, 2012 (or the next business day) and provides for monthly payments of interest only for the first 36 months followed by monthly payments of principal and interest based on a 30-year amortization schedule. The 520 Madison Avenue Loan is secured by, among other things, a mortgage and security agreement encumbering the Borrower's fee ownership interest in the 520 Madison Avenue Property, as well as an assignment of the Borrower's interest in the rents and leases associated with the 520 Madison Avenue Property. S&P and Fitch have confirmed that the 520 Madison Avenue Loan will, for purposes of this securitization, be rated investment grade.

      The B Note secured by the same mortgage that secures the A Note is held by Teachers Insurance and Annuity Association of America and has a Cut-Off Date principal balance of $49,000,000. The B Note is not a part of the trust fund. For a discussion of the intercreditor arrangements relating to the A Note and the B Note, see "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement.

      The Borrower. The Borrower under the 520 Madison Avenue Loan, 520 Madison Owners, L.L.C., is a Delaware limited liability company that is a special purpose, bankruptcy remote entity, currently controlled by certain individuals affiliated with Tishman Speyer Properties, L.P. and certain members of the Crown Family. Tishman Speyer Properties has developed, operated or acquired interests in a portfolio of assets including New York properties such as Rockefeller Center, the Chrysler Building and the Equitable Center. Lester Crown and family are currently ranked fifty-third in the current edition of the Forbes 400 list of the wealthiest Americans and, together with affiliates of Tishman Speyer Properties, L.P., own interests in a number of assets including Rockefeller Center.

      Both the A Note and the B Note are non-recourse and do not contain any carve-outs for which any person or entity other than the Borrower is liable.

      The Property. The 520 Madison Avenue property (the "520 Madison Avenue Property") is a 979,061 sq. ft. GLA, 43-story, multi-tenant, Class A commercial office building situated between Madison and Fifth Avenues and 53rd and 54th Streets in the Madison/Fifth Avenue Sub-District of the Plaza District of Midtown Manhattan. The leasable area of the 520 Madison Avenue Property consists primarily of multi-tenanted office space.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the 520 Madison Avenue Property:

                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT



                                                                                               Annualized   % of Total
                                  Credit Rating                                Annualized       Base Rent   Annualized      Lease
       Tenant                    (Fitch/MIS/S&P)         GLA       % of GLA     Base Rent         (PSF)     Base Rent     Expiration
------------------------------   ---------------        --------   ----------  -------------   ----------   ----------  ------------
Mitsubishi International (1)        NR/A3/BBB+           249,543     25.5%      $ 21,007,620      $ 84.18      33.8%         4/30/07
Jefferies & Company, Inc           NR/Baa3/BBB-           88,045      9.0          4,737,150      $ 53.80       7.6          10/5/14
Metallgesellschaft                 BBB/Baa3/NR            78,000      8.0          4,504,500      $ 57.75       7.3          1/31/13
Freshfields Bruckhaus Deringer          NR                44,800      4.6          2,912,000      $ 65.00       4.7     10/25/2008 &
   LLP                                                                                                                     7/31/2015
Tishman Speyer Properties               NR                67,652      6.9          2,268,289      $ 33.53       3.7        8/31/2003
                                                                                                                         - 5/31/2012
Credit Agricole                     AA+/Aa1/AA            38,660      3.9          2,164,960      $ 56.00       3.5           4/1/08
Pilgrim Group                           NR                26,786      2.7          1,968,771      $ 73.50       3.2          2/26/16
Credit Industriel ET Commercial       A/A2/A              44,800      4.6          1,963,857      $ 43.84       3.2          1/31/08
Wilmer Cutler & Pickering               NR                25,655      2.6          1,872,815      $ 73.00       3.0          5/31/15
Arab Bank Limited                   BBB+/NR/NR            28,091      2.9          1,868,052      $ 66.50       3.0          9/30/12
                                                        --------  ----------    ------------      -------     ------
  TOTAL/WTD. AVG. LARGEST                                691,942     70.7%      $ 45,268,014      $ 65.41      72.9%
  TENANTS
Remaining Tenants                                        280,716     28.7%      $ 16,793,762      $ 59.82      27.1%
Vacant Space                                               6,403      0.7%
                                                        --------  ----------    ------------      -------     ------
  TOTAL/WTD. AVG. ALL                                    979,061    100.0%       $62,061,776      $ 63.80     100.0%


------------------------

(1) Rentable square feet as recited in Mitsubishi International Corporation's ("Mitsubishi") lease entered into in 1980 is 203,500 square feet. The indicated square feet of 249,453 gross leaseable area ("GLA") consists of 245,543 sq ft. of office space and 3,910 sq. ft. of basement space. The 245,543 sq. ft. of office space reflects current industry standards for how that space would be measured (as determined by Borrower). The Mitsubishi lease provided for a reset to the fair market value of the office space as of May 1, 2002. The Borrower then increased Mitsubishi's base rent for the office space to reflect such fair market value to an amount equal to $85 psf GLA and 245,543 sq ft GLA. Although Mitsubishi has been paying rent in the amount described in the previous sentence, the Borrower and Mitsubishi are currently in arbitration regarding this amount. The Mitsubishi lease is underwritten to a base rent of $16,710,618 (consisting of $67.50 psf on 245,543 sq ft GLA and $34.90 psf on 3,910 sq.ft. GLA for the basement space), and the Mitsubishi shortfall reserve was sized based upon this underwritten number. See "Reserves" below.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Lease Expiration. The following table shows the lease expiration schedule for the 520 Madison Avenue Property:

                            LEASE EXPIRATION SCHEDULE

                                                                                                     % OF TOTAL
          YEAR ENDING                                          CUMULATIVE OF    ANNUALIZED BASE   ANNUALIZED BASE     ANNUALIZED
         DECEMBER 31,        EXPIRING GLA    % OF TOTAL GLA      TOTAL GLA            RENT              RENT        BASE RENT (PSF)
--------------------------   ------------    --------------    -------------    ---------------   ---------------   ---------------
Month to Month (1)                 3,025           0.3%              0.3%         $    157,548           0.3%         $   52.08
2003                              62,856           6.4               6.7%            2,628,168           4.2          $   41.81
2004                                   0           0.0               6.7%                    0           0.0          $    0.00
2005                                   0           0.0               6.7%               13,200           0.0            NAP (2)
2006                               3,250           0.3               7.1%              195,627           0.3          $   60.19
2007                             293,103          29.9              37.0%           24,002,095          38.7          $   81.89
2008                             228,805          23.4              60.4%           10,968,933          17.7          $   47.94
2009                                   0           0.0              60.4%                    0           0.0          $    0.00
2010                                   0           0.0              60.4%                    0           0.0          $    0.00
2011                              17,922           1.8              62.2%            1,849,955           3.0          $  103.22
2012                              89,666           9.2              71.4%            4,412,076           7.1          $   49.21
2013                             102,121          10.4              81.8%            6,557,938          10.6          $   64.22
2014                              96,763           9.9              91.7%            5,859,884           9.4          $   60.56
2015                              48,361           4.9              96.6%            3,447,581           5.6          $   71.29
2016 & Thereafter                 26,786           2.7              99.3%            1,968,771           3.2          $   73.50
Vacant                             6,403           0.7             100.0%                    0           0.0          $    0.00
                                 -------         -----                            ------------         -----
   TOTAL/WTD. AVG.               979,061         100.0%                           $ 62,061,776         100.0%         $   63.80
                                 =======         =====                            ============         =====

------------------------

(1)   Leases expiring prior to 3/1/2003

(2)   Roof space leased to Winstar Wireless through 3/31/2005

      Reserves. The unfunded obligations reserve was funded at origination in the amount of $3,391,192 to cover the cost of tenant improvements and leasing commissions associated with certain tenants.

      Simultaneously, the Borrower also funded a Mitsubishi refund reserve account in the amount of $1,000,000 to cover amounts that could be required to be refunded to Mitsubishi as a result of the above described arbitration proceeding. The Borrower is also required to make monthly payments of $430,000 to the Mitsubishi refund reserve account until the Mitsubishi arbitration is concluded and the amount in the account is equal to the amount, if any, determined in the arbitration to be owed to Mitsubishi by the Borrower. Amounts in the Mitsubishi refund reserve account will be released to the Mitsubishi shortfall reserve account (or, if no longer being funded, to the lockbox account) upon the determination that the Borrower has no further liability to Mitsubishi.

      If, upon the conclusion of the Mitsubishi arbitration, it is determined that the monthly base rent payable by Mitsubishi is less than $1,378,125, then until the expiration of the Mitsubishi lease, the Borrower will be required to make monthly payments to a shortfall reserve account in an amount equal to the difference between the monthly base rent that is determined in such arbitration to be payable by Mitsubishi, and $1,378,125; provided that no such payments will be required if such base rent is determined to be at least equal to $1,327,083 and the DSCR for the 520 Madison Avenue Property as calculated under the loan documents, has either (a) not fallen below 1.55x in any quarter, or (b) has fallen below 1.55x in a quarter, but thereafter has risen above 1.55x for two consecutive quarters. Amounts in the Mitsubishi shortfall reserve account will be released to the rollover reserve account upon the expiration of Mitsubishi's lease at the 520 Madison Avenue Property.

      Additional springing reserves will be required for taxes, insurance, replacement reserves and TI/LCs if the DSCR (calculated using trailing quarter net operating income on an annual basis and assuming an 8% constant) on the aggregate principal balances of the A Note, the B Note and any permitted mezzanine debt falls below 1.25x in any quarter and has not thereafter risen above 1.30x for 2 consecutive quarters ("Low DSCR Period").




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Starting in May 2005 through May 2007 a monthly amount of 1/24th of $45 for each square foot of expiring space related to certain leases will be deposited into the rollover reserve account. If renewals or replacements of the applicable leases have been signed then 1/24th of the actual TI/LCs incurred by the Borrower up to $45 per sq. ft. will be reserved. Prior to any termination of Mitsubishi's lease the Borrower may use funds in the Mitsubishi shortfall reserve account to fund the rollover reserve account.

      Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance and coverage for terrorism and acts of terrorism. The terrorism coverage is required to be for an amount equal to $280,000,000 provided however that the annual premium for such terrorism coverage does not exceed the greater of (1) $978,000, and (2) the amount that would cause the sum of the annual premiums for all insurance policies required to be maintained by the Borrower to exceed $1,956,000 (in each case, subject to an increase of 4% per year). If the premiums for coverage would exceed these amounts, the Borrower is required to obtain terrorism coverage for the maximum amount that can be obtained for a premium equal to these maximum premiums.

      Pursuant to the loan documents, the Borrower is permitted to maintain (and, as of the Cut-Off Date, was maintaining) certain insurance described in the previous paragraph under a blanket policy. A major casualty impacting the 520 Madison Avenue Property could also impact certain of the other properties covered by the blanket policy (such as Rockefeller Center and 666 Fifth Avenue), and as a result the amount recovered under such blanket policy could be insufficient to permit the Borrower either to rebuild the 520 Madison Avenue Property or to repay all amounts owing to the trust fund. See "Risk Factors-Risks Associated with Blanket Insurance Policies" in the prospectus supplement.

      Lockbox; Sweep of Excess Cash Flow. All payments are required to be paid directly to a hard lockbox. As long as an event of default does not exist under the loan documents and the 520 Madison Avenue Property is not in a Low DSCR Period, all funds in excess of certain required reserve amounts and the monthly debt service payment will be released daily to the Borrower. During the continuance of a Low DSCR Period, funds in the lockbox will be used to pay required reserves, debt service on both the A Note and B Note, to pay certain approved or deemed approved operating expenses, to pay any lender for debt service owed under a mezzanine loan and all additional amounts will be held by the lender as additional collateral for the A Note and B Note or to pay other approved or deemed approved expenses relating to the 520 Madison Avenue Property.

      Mezzanine Loan. The ownership interests in the Borrower secure a mezzanine loan with an outstanding principal balance at origination of $52,000,000 held by Bayerische Hypo-und Vereinsbank AG, New York Branch together with certain other lenders described in the mezzanine loan agreement. The loan documents require that the interest rate payable under the mezzanine loan (after giving effect to interest rate hedges) may not exceed 12% per annum. Under the mezzanine loan documents, an event of default under the 520 Madison Avenue Loan will constitute an event of default under the mezzanine loan. Pursuant to an intercreditor agreement, the mezzanine loan has been subordinated to the A Note and the B Note. The mezzanine lender is permitted to cure monetary and non-monetary defaults of the 520 Madison Avenue Loan and the related B Note, subject to certain limitations. Additionally, in the event that the A Note or its companion B Note has been accelerated or is being specially serviced, or if the Servicer is pursuing foreclosure on the 520 Madison Avenue Property, the mezzanine lender will have the right to purchase the A Note and its companion B Note upon ten business days' notice for an amount generally equal to the principal balance of the A Note and its companion B Note, plus accrued interest.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Additional Debt. Teachers Insurance and Annuity Association of America holds a B Note in the original principal amount of $49,000,000, secured by the same mortgage that secures the A Note. For a discussion of the intercreditor arrangements relating to the A Note and B Note, see "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement. In addition, the Borrower is permitted to incur customary trade payables and other customary indebtedness not to exceed $7,000,000 (subject to inflation increase each year up to a maximum amount of $9,800,000).

      Permitted Transfers. No transfers of the collateral securing the 520 Madison Avenue Loan are permitted.

      Transfers of direct or indirect equity interests in the Borrower are permitted, unless, at any time following such transfers: (a) prior to a foreclosure under any permitted mezzanine loan secured by equity interests in the Borrower (or any transfer in lieu of such foreclosure), either (i) a combination of certain principals, executives and former executives of Tishman Speyer Properties, L.P. (together with their heirs, descendants, legatees and devisees), certain descendants of Arie and Ida Crown (together with their spouses, heirs, descendants, legatees and devisees) and certain financial institutions regularly involved in the business of owning and operating office properties in major metropolitan areas and satisfying certain other requirements, including having, excluding the 520 Madison Avenue Property, total assets (in name or under management) in excess of $2 billion and (except with respect to a pension advisory fund or similar fiduciary) shareholder's equity in excess of $1 billion (together with their wholly-owned subsidiaries), in the aggregate, own, directly or indirectly, less than 35% of the equity interests in the Borrower or less than 35% of the right to distributions from the Borrower, or (ii) the Borrower ceases to be controlled in the manner set forth in the loan documents by combinations of certain people and entities described in the previous clause (i); or (b) following a foreclosure under any permitted mezzanine loan secured by equity interests in the Borrower (or any transfer in lieu of such foreclosure), either (i) entities permitted under the loan documents to make or hold permitted mezzanine loans secured by equity interests in the Borrower, in the aggregate, own, directly or indirectly, less than 51% of the equity interests in the Borrower or of the right to distributions from the Borrower, or (ii) the Borrower ceases to be controlled in the manner set forth in the loan documents by any combination of such entities.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                             ONE NORTH WACKER DRIVE

--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------
                                ORIGINAL                   CUT-OFF DATE
                                --------                   ------------

BALANCE: (1)                   $180,000,000              $180,000,000

% OF POOL BY UPB:              11.2%

ORIGINATION DATE:              October 30, 2002

COUPON: (1)                    5.1345%

INTEREST ACCRUAL:              Actual / 360

TERM:                          120 months

AMORTIZATION:                  First 24-months interest only, then
                               amortizing on a 30-year amortization
                               schedule

OWNERSHIP INTEREST:            Fee Simple

PAYMENT DATE:                  1st of the month

MATURITY DATE:                 November 1, 2012

SPONSOR: ONW Chicago LLC, a special purpose entity beneficially owned by a closed end investment fund managed by RREEF
                               Management L.L.C., a subsidiary of
                               Deutsche Bank Asset Management

CALL PROTECTION/               Defeasance permitted 2 years from the date
LOCKOUT: (2)                   of securitization with U.S. Treasuries.
                               Not prepayable until 6 months prior to maturity.

LOAN/SF: (1)                   $134

UP-FRONT RESERVES:             TI/LC:  $26,034,635 (3)

ONGOING / SPRINGING            Springing reserves for taxes, insurance,
RESERVES:                      replacement reserves and TI/LC (3)

                               TI/LC Reserve Account (3)

CASH MANAGEMENT:               Hard Lockbox

ADDITIONAL SECURED/            Teachers Insurance and Annuity Association
MEZZANINE DEBT:                of America holds a $45,000,000 junior loan
                               secured by the same mortgaged property ("B
                               Note").
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:   Single Asset

PROPERTY TYPE:            CBD Office

PROPERTY LOCATION:        Chicago, Illinois

OCCUPANCY:                91.5%

OCCUPANCY AS OF DATE:     January 1, 2003

YEAR BUILT:               2001

YEAR RENOVATED:           NAP

COLLATERAL:               The collateral consists of a 51-story, Class A
                          office building containing approximately
                          1,343,692 square feet located at the northeast corner of the intersection of North Wacker
                          Drive and West Madison Street in the West Loop submarket of Chicago's Central Business
                          District.

PROPERTY MANAGEMENT:      Buck Management Group LLC

APPRAISED VALUE:          $422,000,000

APPRAISAL VALUE DATE:     November 1, 2002

CUT-OFF DATE LTV:(1)      42.7%

AGGREGATE CUT-OFF DATE    53.3%
LTV:

BALLOON LTV: (1)          37.0%

U/W NOI:                  $28,966,769

U/W NCF:                  $27,671,073

CURRENT ANNUAL DEBT       $11,773,548 (based on P&I payment)
SERVICE: (1)

U/W NOI DSCR: (1)         2.46x (based on P&I payment)

AGGREGATE U/W NOI DSCR:   1.95x (based on aggregate P&I payment)

U/W NCF DSCR: (1)         2.35x (based on P&I payment)

AGGREGATE U/W NCF DSCR:   1.86x (based on aggregate P&I payment)
-------------------------- ------------------------------------------------


(1) The $180,000,000 loan represents the senior A Note portion of a $225,000,000 loan. Only the A Note is part of the trust fund. All LTV and DSCR numbers in this table are based on the A Note only, unless otherwise noted.

(2) Defeasance of the A Note is only permitted if the B Note is simultaneously prepaid and/or defeased in full. Prepayment of the A Note is only permitted if the B Note is simultaneously prepaid in full.

(3)   See "Reserves" below.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



      The Loan. The second largest loan (the "One North Wacker Loan"), representing approximately 11.2% of the initial pool balance, is an "A Note" with a Cut-Off Date principal balance of $180,000,000. The One North Wacker Loan is a 10-year balloon loan that has a maturity date of November 1, 2012 and provides for payments of interest only for the first 24 months, followed by monthly payments of principal and interest based on a 30-year amortization schedule. The One North Wacker Loan is secured by, among other things, a mortgage and security agreement encumbering the Borrower's fee ownership interest in the One North Wacker Property, as well as an assignment of the Borrower's interest in the rents and leases associated with the One North Wacker Property. S&P and Fitch have confirmed that the One North Wacker Loan, will, for purposes of this securitization, be rated investment grade.

      The B Note secured by the same mortgage that secures the A Note is held by Teachers Insurance and Annuity Association of America and has a Cut-Off Date principal balance of $45,000,000. The B Note is not part of the trust fund. For a discussion of the intercreditor arrangements relating to the A Note and the B Note, see "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement.

      The Borrower. The Borrower under the One North Wacker Loan, One North Wacker Drive Chicago, L.P., is a Delaware limited partnership that is a special purpose, bankruptcy remote entity, sponsored by ONW Chicago LLC, an entity managed by RREEF Management L.L.C., which is a subsidiary of Deutsche Bank Asset Management. RREEF Management L.L.C., founded in 1975, is a full-service real estate investment advisor with $17.6 billion of assets under management.

      The Property. The One North Wacker property (the "One North Wacker Property") consists of a 51-story, Class A office building containing approximately 1,343,692 square feet located at the northeast corner of the intersection of North Wacker Drive and West Madison Street in the West Loop submarket of the Chicago, Illinois Central Business District. Entrances to Chicago's primary commuter rail stations, Northwestern and Union Stations are located one block west of the Property's Wacker Drive entrance and the Chicago Transit Authority's light rail rapid transit system is located one block east of the Property's Franklin Street entrance.

      Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the One North Wacker Property:




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                    CREDIT RATING
                                      OF PARENT
                                       COMPANY                                                  ANNUALIZED    % OF TOTAL
                                     (FITCH/MIS/                                 ANNUALIZED     BASE RENT     ANNUALIZED    LEASE
             TENANT                     S&P)            GLA         % OF GLA      BASE RENT       (PSF)       BASE RENT   EXPIRATION
------------------------------    ----------------   ---------     ---------    -------------  -----------    ----------  ----------
UBS AG                               AAA/Aa2/AA        452,049       33.6%      $  11,526,022  $    25.50       39.7%        9/30/12
PriceWaterhouse Coopers (1)              NR            230,066       17.1%      $   4,520,797  $    19.65       15.6%       10/31/13
Citadel Investment Group (2)             NR            161,488       12.0%      $   4,360,176  $    27.00       15.0%       11/30/12
Options Clearing Corp                 NR/NR/AAA        105,226        7.8%      $   2,051,906  $    19.50        7.1%        1/31/14
Adams Street Partners                    NR             40,504        3.0%      $     972,096  $    24.00        3.3%        9/30/12
Merrill Lynch                        AA-/Aa3/A+         42,250        3.1%      $     971,750  $    23.00        3.3%        2/28/15
General Reinsurance Corp              NR/Aaa/NR         34,229        2.5%      $     753,038  $    22.00        2.6%        4/30/13
Lend Lease Real Estate                NR/NR/A-          35,031        2.6%      $     721,639  $    20.60        2.5%       11/30/06
   Investments
Willis Stein Partners                    NR             22,180        1.7%      $     621,040  $    28.00        2.1%        2/28/12
L.E.K. Consulting                        NR             15,134        1.1%      $     434,346  $    28.70        1.5%        9/30/07
   TOTAL/WTD. AVG. LARGEST                           1,138,157       84.7%      $  26,932,809  $    23.66       92.8%
   TENANTS                                           ---------      -----       -------------  ----------       -----
Remaining Tenants                                       91,065        6.8%      $   2,087,636  $    22.92        7.2%
Vacant Space                                           114,470        8.5%
                                                     ---------      -----       -------------  ----------       -----
   TOTAL/WTD. AVG. ALL                               1,343,692      100.0%      $  29,020,445  $    23.61      100.0%

------------------------

(1) PriceWaterhouse Coopers leases a total of 230,066 square feet and has taken occupancy of the entire space. However, the tenant is currently paying $2.3 million of base rent on 120,066 square feet and has a free base rent period on the remaining 110,000 square feet (rent commences in January 2004).

(2) Citadel Investment Group never took occupancy and is marketing the space for sublease. Citadel Investment Group has subleased 71.5% of its space as of the Cut-Off Date. See "Citadel" below.

      Lease Expiration. The following table shows the lease expiration schedule for the One North Wacker Property:


                            LEASE EXPIRATION SCHEDULE

                                                                                                     % OF TOTAL
           YEAR ENDING                                           CUMULATIVE OF      ANNUALIZED     ANNUALIZED BASE     ANNUALIZED
          DECEMBER 31,          EXPIRING GLA   % OF TOTAL GLA      TOTAL GLA         BASE RENT           RENT        BASE RENT (PSF)
--------------------------     -------------   --------------    -------------    ---------------  ---------------   ---------------
2003                                     0             0.0%              0.0%     $             0          0.0%      $       0.00
2004                                     0             0.0               0.0%                   0          0.0       $       0.00
2005                                     0             0.0               0.0%                   0          0.0       $       0.00
2006                                37,781             2.8               2.8%             721,639          2.5       $      19.10
2007                                67,579             5.0               7.8%           1,755,939          6.1       $      25.98
2008                                 5,748             0.4               8.3%             112,086          0.4       $      19.50
2009                                13,128             1.0               9.2%             270,069          0.9       $      20.57
2010                                     0             0.0               9.2%                   0          0.0       $       0.00
2011                                     0             0.0               9.2%                   0          0.0       $       0.00
2012                               686,303            51.1              60.3%          17,703,222         61.0       $      25.80
2013                               264,295            19.7              80.0%           5,273,835         18.2       $      19.95
2014                               105,226             7.8              87.8%           2,051,906          7.1       $      19.50
2015                                42,250             3.1              91.0%             971,750          3.3       $      23.00
2016 & thereafter                    6,912             0.5              91.5%             160,000          0.6       $      23.15
Vacant                             114,470             8.5             100.0%                   0          0.0       $       0.00
                                 ---------           -----                        ---------------         -----
   TOTAL/WTD. AVG.               1,343,692           100.0%                       $    29,020,445         100.0%     $      23.61
                                 =========           =====                        ===============         =====


      Reserves. Springing reserves for taxes, insurance, replacement reserves and TI/LCs are triggered if NOI based on quarterly annualized trailing twelve months falls below 75% of NOI at origination. At origination the Borrower was also required to fund the TI/LC reserve in an amount equal to $26,034,635 to cover the unfunded cost of tenant improvements and leasing commissions associated with certain existing tenants. As of February 25, 2003 all but $22,950,403 of these funds have been released. Additionally, in the event that certain major tenants either terminate or elect not to renew their leases, the Borrower will be required to fund the TI/LC reserve in the amount of $40 psf with respect to such terminated or expiring lease. See also, "Citadel" and "Master Lease" below.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Citadel. Citadel Investment Group ("Citadel"), a tenant leasing 161,488 sq. ft. has not taken occupancy of the leased space and is marketing the space for sublease. In connection with this unoccupied space $7,216,229 was funded into the TI/LC reserve at origination as described in "Reserves" above. Additionally, Citadel posted a $5.96 million letter of credit to the Borrower as credit support for its rental obligations, and the Borrower made an unperfected pledge to the lender of its rights under such letter of credit. The Borrower is required to remit directly into the TI/LC reserve any amounts drawn by or on behalf of the Borrower under the letter of credit for application toward TI/LC costs incurred in connection with a replacement lease of the space currently leased by Citadel.

      Master Lease. At origination, the Borrower, as lessor, entered into a master lease for approximately 112,341 sq. ft. of vacant space at the One North Wacker Property with One North Wacker Venture, L.L.C., the seller of the One North Wacker Property, as lessee (the "Seller") for a period of up to two years. At the same time, the Seller deposited $8,750,000, the aggregate amount of all rental obligations due under the Master Lease, into an escrow account from which rental payments are remitted to the Borrower on a monthly basis. If, prior to the second anniversary of the origination of the One North Wacker Loan, (1) funding of the springing reserves is triggered as described in "Reserves" above, or (2) there is an event of default under the loan, or (3) there is a monetary or other material default by Citadel under its lease, all amounts which would otherwise be remitted to the Borrower, as described in the preceding sentence, shall instead be remitted into the TI/LC reserve for application toward TI/LC costs incurred in connection with a replacement lease of the space currently leased by Citadel.

      Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance and coverage for terrorism and acts of terrorism. However, the terrorism insurance coverage is subject to a coverage amount equal to the lesser of (1) the insurable value of the One North Wacker Property and (2) $200 million, provided that the maximum premium is $2.25 million per year (increased 5% annually). If the cost of terrorism coverage is more than this capped premium, the Borrower is only required to maintain terrorism coverage in the amount of coverage as may be obtained for such maximum premium of $2.25 million per year (increased 5% annually). Currently, the One North Wacker Property is covered for $225 million of terrorism insurance.

      Lockbox; Sweep of Excess Cash Flow. In connection with the origination of the One North Wacker Loan, the Borrower was required to establish a lockbox into which the Borrower is required to deposit, or cause to be deposited, all rents and other revenue from the One North Wacker Property which is swept daily to the Borrower. Upon the occurrence of (1) an event of default under the loan or (2) Borrower's NOI based on quarterly annualized trailing twelve months falls below 75% of NOI at origination, all amounts on deposit in the lockbox account will be used to pay any required reserves and other amounts due under the One North Wacker Loan prior to being remitted to the Borrower.

      Mezzanine Loan.  None permitted.

      Additional Debt. Teachers Insurance and Annuity Association of America holds a B Note in the original principal amount of $45,000,000, secured by the same mortgage that secures the A Note. For a discussion of the intercreditor arrangements relating to the A Note and B Note, see "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement. In addition, the borrower is permitted to incur customary trade payables to the extent that they do not exceed 2% of the original loan balance in the aggregate.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Permitted Transfers. The One North Wacker Borrower may transfer all of the collateral securing the One North Wacker Loan (subject to a satisfactory assumption agreement) to a single-purpose entity that is controlled by (1) Deutsche Bank, A.G., or (2) a closed-end or open-end fund (including Chicago PremiumInvest L.P.) managed by Deutsche Bank A.G. or an affiliate of Deutsche Bank A.G., or (3) DB Real Estate Management GmbH, or (4) certain institutions that are regularly engaged in the business of owning and operating office properties in major metropolitan areas and that meet certain minimum asset and other requirements, or (5) certain persons or institutions for which rating agency confirmation is received.

      In addition, equity interests in the Borrower may be transferred, provided that after any such transfer, the entities listed in (1) through (5) in the preceding sentence, either individually or in the aggregate, continue to own more than 50% of the direct or indirect equity interests in, and rights to distributions from, the Borrower and each of the Borrower's general partners.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                                 SUNVALLEY MALL


--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------
                                ORIGINAL                       CUT-OFF DATE
                                --------                       ------------

BALANCE:                        $135,000,000                   $134,691,998

% OF POOL BY UPB:               8.4%

ORIGINATION DATE:               December 9, 2002

COUPON:                         5.67%

INTEREST ACCRUAL:               Actual / 360

TERM:                           118 months to Anticipated Repayment Date

AMORTIZATION:                   30 years

OWNERSHIP INTEREST:             Fee Simple and Leasehold

PAYMENT DATE:                   1st of the month

ARD/MATURITY DATE:              November 1, 2012/November 1, 2032(1)

SPONSOR:                        Taubman Realty Group

CALL PROTECTION/LOCKOUT:        Defeasance permitted 2 years from the date
                                of securitization with U.S. Treasuries.
                                Not prepayable until 3 months prior to
                                maturity.

LOAN/SF:(2)                     $135

UP-FRONT RESERVES:              TI/LC: $2,468,640(3)

ONGOING / SPRINGING             Springing reserves for taxes, insurance,
RESERVES:                       replacement reserves and TI/LC(3)

                                Ground Lease Reserve(3)

CASH MANAGEMENT:                Hard Lockbox

ADDITIONAL SECURED /            None permitted
MEZZANINE DEBT:
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:      Single Asset

PROPERTY TYPE:               Regional Mall

PROPERTY LOCATION:           Concord, California

MALL SHOP OCCUPANCY:         94.1%

MALL SHOP SALES PSF          $408

MALL SHOP OCCUPANCY COST     14.6%

OCCUPANCY AS OF DATE:        September 12, 2002

YEAR BUILT:                  1967

YEAR RENOVATED:              1990-1991

COLLATERAL:                  The collateral consists of a
                             super-regional shopping mall containing
                             503,925 mall shop sq ft and is anchored by JC Penney, Sears, Macy's, Macy's Men and
                             Mervyn's.  Total owned GLA (not including
                             Macy's ground lease) is 1,001,014 while
                             total GLA of the mall is 1,445,115 sq ft.

PROPERTY MANAGEMENT:         The Taubman Company, LLC

APPRAISED VALUE:             $216,000,000

APPRAISAL VALUE DATE:        October 14, 2002

CUT-OFF DATE LTV:            62.4%

BALLOON LTV:                 52.7%

U/W NOI:                     $19,860,595

U/W NCF:                     $18,950,763

CURRENT ANNUAL DEBT          $9,371,712
SERVICE:

U/W NOI DSCR:                2.12x

U/W NCF DSCR:                2.02x
--------------------------------------------------------------------------------


(1) The Anticipated Repayment Date is November 1, 2012. The scheduled maturity date of the loan, if not repaid on the Anticipated Repayment Date, is November 1, 2032.

(2) Does not include Macy's square footage because Macy's owns the improvements and the borrower owns the land.

(3)   See "Reserves" below.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The third largest loan (the "Sunvalley Mall Loan"), representing approximately 8.4% of the initial pool balance, with a Cut-Off Date principal balance of $134,691,998, is a 358-month loan that has a maturity date of November 1, 2032 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Sunvalley Mall Loan has an Anticipated Repayment Date of November 1, 2012. After the Anticipated Repayment Date, any principal outstanding on that date will accrue interest at an increased interest rate, equal to the greater of 10.67% or the then current treasury rate plus 5%. The Sunvalley Mall Loan is secured by, among other things, a fee and leasehold deed of trust encumbering the Borrower's fee and leasehold interest in the Sunvalley Mall Property, assignment of rents, security agreement and fixture filing encumbering the Borrower's fee and leasehold interest in the Sunvalley Mall Property. S&P and Fitch have confirmed that the Sunvalley Loan will, for purposes of this securitization, be rated investment grade.

      The Borrower. The Borrower under the Sunvalley Mall Loan, Sunvalley Shopping Center LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity, sponsored by The Taubman Realty Group Limited Partnership. Taubman Realty Group owns, develops, acquires and operates regional shopping centers nationally. Taubman Realty Group currently owns and/or manages 30 urban and suburban regional and super regional shopping centers in 13 states.

      The Property. The Sunvalley Mall property (the "Sunvalley Mall Property") is a 1,445,115 sq. ft. GLA regional mall of which 1,001,014 sq. ft. GLA are part of the collateral located in Concord, California and anchored by Sears, J.C. Penney, Macy's, Macy's Men and Mervyn's. Sears is separately owned and is not part of the collateral and Macy's owns its improvements but ground leases the anchor pad from the borrower. The property consists of a two-level enclosed regional mall located at the Northwest corner of Willow Pass Road and Interstate 680.

      Major Tenant Summary. The following tables show certain information regarding the anchor department stores and five largest mall shops of the Sunvalley Mall Property:

                                 ANCHOR TENANTS

                                                        CREDIT RATING OF
                                                         PARENT COMPANY                                           OPERATING COVENANT
        ANCHOR                 PARENT COMPANY           (FITCH/MIS/S&P)          GLA       COLLATERAL INTEREST        EXPIRATION
----------------------  ---------------------------  ------------------------  ----------  ---------------------  ------------------
Sears                   Sears                             BBB+/Baa1/A-           240,869           No                  Expired
J.C. Penney             J.C. Penney                       BB+/Ba3/BBB-           215,769           Yes                 Expired
Macy's                  Federated Dept Stores            BBB+/Baa1/BBB+          203,232         Yes (1)               Expired
Macy's Men              Federated Dept Stores            BBB+/Baa1/BBB+          180,000           Yes                 8/31/14
Mervyn's                Target Corporation                  A/A2/A+               77,560           Yes                 7/31/06
Longs Drugs             Longs Drug Store Corp                  NR                 23,760           Yes                 1/31/19
                                                                                 -------
TOTAL/WTD. AVG.                                                                  941,190
                                                                                 -------

------------------------
(1)   Ground Leased




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


              FIVE LARGEST MALL SHOPS BASED ON ANNUALIZED BASE RENT

                                                                                % OF
                      CREDIT RATING OF                                          TOTAL        ANNUALIZED
                       PARENT COMPANY               % OF TOTAL    ANNUALIZED    ANNUALIZED    BASE RENT   ANNUAL SALES      LEASE
       TENANT         (FITCH/MIS/ S&P)    GLA          GLA         BASE RENT    BASE RENT       (PSF)       (PSF) (3)     EXPIRATION
--------------------- ------------------- -------- ------------ -------------- ------------ ------------- -------------- -----------
Copeland Sports               NR           52,000      10.3%          $850,000      5.0%          $16.35       $173       1/31/2015
24 Hour Fitness               NR           31,774       6.3%          $800,000      4.7%          $25.18       $N/A       1/31/2013
Express/Lerner           NR/Baa1/BBB+      13,224       2.6%          $362,378      2.1%          $27.40       $363       1/31/2013
Gap/Gap Kids             BB-/Ba2/BB+       10,029       2.0%          $340,986      2.0%          $34.00       $448       7/31/2003
Champs Sports             NR/Ba3/BB+        5,282       1.0%          $300,017      1.7%          $56.80       $620       1/31/2013
                                          -------     -----        -----------    -----           ------
   TOTAL/WTD. AVG.                        112,309      22.3%         2,653,381     15.5%           23.63
Remaining Tenants (1)                     361,764      71.8%       $14,504,237     84.5%           40.09
Vacant Space                               29,852       5.9%                --       --               --
                                          -------     -----        -----------    ------          ------
  TOTAL/WTD. AVG. (2)                     503,925     100.0%       $17,157,618    100.00%         $36.19

------------------------
(1)   Includes restaurants, pads and storage.

(2)   Excludes anchor tenants.

(3)   Trailing 12 months ending 9/30/2002 sales per square foot.

      Lease Expiration. The following table shows the lease expiration schedule for the Sunvalley Mall Property:



                            LEASE EXPIRATION SCHEDULE
                               (EXCLUDES ANCHORS)

                                                                                                      % OF TOTAL
          YEAR ENDING                             % OF          CUMULATIVE         ANNUALIZED         ANNUALIZED       ANNUALIZED
          DECEMBER 31,       EXPIRING GLA      TOTAL GLA       OF TOTAL GLA         BASE RENT         BASE RENT     BASE RENT (PSF)
--------------------------  ----------------  -------------  -----------------  -------------------  -----------  -----------------
 Month to Month (1)              5,162             1.0%             1.0%         $       147,070         0.9%         $    28.49
 2003                           24,361             4.8              5.9%               1,060,983         6.2          $    43.55
 2004                           12,735             2.5              8.4%                 953,626         5.6          $    74.88
 2005                           39,106             7.8             16.1%               1,476,435         8.6          $    37.75
 2006                           14,402             2.9             19.0%                 818,918         4.8          $    56.86
 2007                           47,165             9.4             28.4%               2,095,693        12.2          $    44.43
 2008                           23,954             4.8             33.1%                 887,557         5.2          $    37.05
 2009                           26,452             5.2             38.4%               1,219,144         7.1          $    46.09
 2010                           44,015             8.7             47.1%               1,766,425        10.3          $    40.13
 2011                           60,628            12.0             59.1%               2,070,855        12.1          $    34.16
 2012                           36,359             7.2             66.3%               1,234,125         7.2          $    33.94
 2013                           50,752            10.1             76.4%               1,504,467         8.8          $    29.64
 2014                           11,242             2.2             78.6%                 422,890         2.5          $    37.62
 2015                           64,022            12.7             91.4%                 999,430         5.8          $    15.61
 2016 & Thereafter              13,718             2.7             94.1%                 500,000         2.9          $    36.45
 Vacant                         29,852             5.9            100.0%                       0         0.0          $     0.00
   TOTAL/WTD. AVG.             503,925           100.0%                          $    17,157,618       100.0%         $    36.19

------------------------

(1)   Leases expiring prior to 3/1/2003.

      Reserves. At origination, the TI/LC reserve was funded in the amount of $2,468,640 to cover the cost of tenant improvements associated with certain tenants. Springing reserves for taxes, insurance, TI/LCs and replacements are required upon the occurrence of (1) an event of default under the loan, (2) a failure to pay the outstanding principal balance of the Sunvalley Mall Loan at the Anticipated Repayment Date or (3) the debt service coverage ratio, as calculated pursuant to the loan documents, is less than 1.71x, as tested quarterly (a "Sunvalley DSCR Trigger"); provided that if the reserves are triggered as a result of a failure to meet the required debt service coverage ratio and the debt service coverage ratio has increased to an amount not less than 110% of the debt service coverage ratio at the time of the Sunvalley DSCR Trigger but not less than 1.81x for 2 consecutive quarters (a "Sunvalley Lockbox Termination Event"), the Borrower will no longer be required to make the reserve payments and funds in the account will be released to the Borrower. Upon the occurrence of a Sunvalley DSCR Trigger, the Borrower is required to make monthly deposits of (1) $40,000 into the ongoing TI/LC reserve and (2) the sum of (a) $8,333 plus (b) $0.20 psf for owned anchor square footage to the extent vacant or not leased, divided by 12, into the replacements reserve. Additionally, the Borrower is required to fund a ground lease reserve on a monthly basis, in an amount equal to 1/12th of all additional rent due under the ground lease based upon the amount set forth in the annual budget of the Borrower. See "Ground Lease" below.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance and coverage for terrorism and acts of terrorism; provided that the Borrower may maintain the terrorism coverage through a blanket policy with a required deductible not in excess of $500,000 if the Rating Agencies confirm in writing that maintaining the coverage through a blanket policy will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates. The blanket policy deductible may be in a higher amount if the Borrower provides a letter of credit to the lender in an amount equal to the difference between the actual deductible and the required deductible for terrorism insurance to be drawn upon by lender to pay amounts that would have been paid by the issuer of the blanket policy if the required deductible for terrorism had been maintained. Notwithstanding the foregoing, the Borrower is only required to maintain terrorism coverage in the amount of coverage as may be obtained at a cost equal to (1) for the first four years after the one year anniversary of the origination date, 150% of the cost of the terrorism coverage required as of the origination date and (2) commencing with the sixth year after the origination date, 200% of the cost of the terrorism coverage required as of the origination date.

      Because the Sunvalley property is located in a Uniform Building Code Seismic Zone 4, Merritt & Harris was engaged to conduct a probable maximum loss ("PML") analysis in connection with the origination of the Sunvalley Mall Loan. Merritt & Harris provided two separate PML analyses, the Scenario Expected Loss ("SEL"), defined as the mean damage for the 475-year recurrence intervals earthquake, and Scenario Upper Loss ("SUL") defined as the 90th percentile damage for the 475-year recurrence intervals earthquake (both with a 10% probability of exceedane in 50 years). According to the Merritt & Harris report, the SEL for the entirety of the Sunvalley Mortgaged Property was approximately 15% and the SUL for the entirety of the Sunvalley Mortgaged Property was approximately 26%. The borrower is required under its loan documents to maintain an earthquake insurance policy in an amount equal to $42,000,000 which, is approximately 1.3 times SUL and 2.1 times SEL based on the insurable value indicated in the appraisal, with a deductible not greater than five percent of such insurable value.

      Lockbox; Sweep of Excess Cash Flow. In connection with the origination of the Sunvalley Mall Loan, the Borrower was required to establish a lockbox into which the Borrower is required to deposit, or cause to be deposited, all rents and other revenue from the Sunvalley Mall Property which is swept daily to the Borrower. Upon the occurrence of (1) an event of default under the loan, (2) a failure to pay the outstanding principal balance of the Sunvalley Mall Loan at the Anticipated Repayment Date or (3) a Sunvalley DSCR Trigger until the cure of the event of default or a Sunvalley Lockbox Termination Event all amounts on deposit in the lockbox account will be used to pay any required reserves and other amounts due under the Sunvalley Mall Loan prior to being remitted to the Borrower. After the Anticipated Repayment Date, all excess cash flow remaining in the lockbox account after payment of the monthly debt service, any required reserves and other amounts due under the Sunvalley Mall Loan and cash expenses of the Borrower will be used to hyperamortize the outstanding principal balance of the loan. Additionally, if the debt service coverage ratio, as calculated pursuant to the loan documents, is less than 1.10x, as tested quarterly, all amounts in the lockbox account after payment of the monthly debt service, required reserves, approved capital and operating expenses of the Borrower and certain other expenses are required to be held as additional collateral for the Sunvalley Mall Loan or used to pay operating expenses approved by the lender or sums due under the loan documents and will not be released to the Borrower until the debt service coverage ratio, as calculated pursuant to the loan documents, is greater than 1.15x for two consecutive calendar quarters.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Mezzanine Loan.  None permitted.

      Additional Debt. None permitted except (1) unsecured debt not exceeding $3,500,000 (excluding amounts payable to the ground lessor under the ground lease and amounts payable to tenants for tenant improvements, tenant allowances or similar payments), incurred in the ordinary course of business relating to the ownership and operation of the Sunvalley Mall Property and (2) debt incurred in the ordinary course of business in connection with the financing of fixtures, equipment or personal property at the Sunvalley Mall Property which may not exceed $3,000,000.

      Permitted Transfers. Transfers of the Sunvalley Mall Property (subject to a satisfactory assumption agreement) or of the direct membership interests in the Borrower are permitted upon rating agency confirmation to (1) certain entities that meet net worth and other requirements set forth in the loan documents (or any other entity upon rating agency confirmation) or (2) entities controlled, and 50% owned, directly or indirectly, by The Taubman Realty Group Limited Partnership. Transfers (but not pledges or other encumbrances) of the direct or indirect ownership interests in Borrower are permitted if, after giving effect to such transfer, the Borrower is controlled, and at least 50% owned, directly or indirectly, by (1) certain entities that meet net worth and other requirements set forth in the loan documents, (2) entities controlled, and at least 50% owned, directly or indirectly, by The Taubman Realty Group Limited Partnership or (3) The Taubman Realty Group Limited Partnership (collectively, "Sunvalley Transferees"); provided that this will not restrict the transfer of interests in The Taubman Realty Group Limited Partnership, any Sunvalley Transferees or any other entity so long as, among other things, at least 50% of the direct and/or indirect ownership interests in Borrower are owned by a Sunvalley Transferee and the Borrower is controlled by a Sunvalley Transferee.

      Notwithstanding the foregoing, as a result of the conviction of A. Alfred Taubman (who, through various trusts, has a 50% interest in the Sunvalley Mall Property and the right to veto any major decision regarding the Sunvalley Mall Property) in December 2001 for violation of the Sherman Anti-Trust Act in connection with the price-fixing involving Sotheby's and Christie's, the lender required, and the loan documents provide that (1) A. Alfred Taubman may not at any time hold more than 50% of the direct or indirect equity interests in, or rights to distribution, from the Borrower (excluding his direct or indirect ownership interests in The Taubman Realty Group Limited Partnership), and may not be the managing general partner, directly or indirectly, of the managing member of the Borrower and (2) if A. Alfred Taubman has the right to be the managing general partner of the managing member of the Borrower, he is required to cause an entity wholly owned and controlled by Robert Taubman or, in the event of Robert Taubman's death or disability, William S. Taubman, to be the managing partner of managing member of the Borrower.

      Ground Lease. A majority portion of the Sunvalley Mall Property is leased by the Borrower pursuant to a ground lease that expires on October 29, 2061. The ground lease provides for annual base rental payments of $72,000 per year and additional rent in an amount generally equal to the amount by which 8.5% of base rent and percentage rent from tenants occupying less than 100,000 square feet of floor area exceeds $50,000. In connection with a prior mortgage financing, the ground lessor and the mortgagee of the prior financing entered into a mortgagee protection agreement which has been assigned to the mortgagee of the Sunvalley Mall Loan providing, among other things, for certain leasehold mortgagee protections not provided in the Ground Lease, including the right to receive a new ground lease in the event of a termination of the Ground Lease. However, in the event the mortgage is foreclosed, the mortgagee protection agreement will no longer be in effect and the benefits provided in the mortgagee protection agreement would not be available to any mortgagee of the purchaser of the Sunvalley Mall Property at foreclosure or any subsequent purchaser. See "Risk Factors-Ground Leases and Other Leasehold Interests" in the prospectus supplement.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                            BRIDGEWATER COMMONS MALL

--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------

                               ORIGINAL                  CUT-OFF DATE
                               --------                  ------------

BALANCE: (1)                   $117,500,000              $117,223,768

% OF POOL BY UPB:              7.3%

ORIGINATION DATE:              December 9, 2002

COUPON: (1)                    5.13%

INTEREST ACCRUAL:              30 / 360

TERM:                          120 months

AMORTIZATION:                  Monthly amortization based on a 30-year
                               amortization schedule

OWNERSHIP INTEREST:            Fee Simple

PAYMENT DATE:                  1st of the month

MATURITY DATE:                 January 1, 2013

SPONSOR: (2)                   Four State Properties, LLC (The Rouse
                               Company 35%, JP Morgan Fleming Asset
                               Management 32.5%, New York State Teachers'
                               Retirement System 32.5%)

CALL PROTECTION/ LOCKOUT: (3)  Defeasance permitted 2 years from the date of securitzation with U.S. Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF: (1)                   $219

UP-FRONT RESERVES:             None

ONGOING / SPRINGING RESERVES:  Springing reserves for taxes, insurance, replacement reserves and TI/LCs (4)

CASH MANAGEMENT:               Hard Lockbox

ADDITIONAL SECURED /           Teachers Insurance and Annuity Association
   MEZZANINE DEBT:             of America holds a junior loan with a
                               Cut-Off Date principal balance of $32,432,231 secured by the same mortgaged property ("B
                               Note").

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Regional Mall

PROPERTY LOCATION:            Somerset County, New Jersey

MALL SHOP OCCUPANCY:          94.9%

MALL SHOP SALES PSF           $583

MALL SHOP OCCUPANCY COST      13.4%

OCCUPANCY AS OF DATE:         October 18, 2002

YEAR BUILT:                   1988

YEAR RENOVATED:               NAP

COLLATERAL:                   The collateral consists of a
                              super-regional shopping mall containing
                              total gross leasable area of 887,057 sq ft including 146 specialty stores, a 7-screen
                              AMC Theater and a 14-merchant food court.
                              The mall is anchored by Macy's and Lord &
                              Taylor, which are separately owned and not part of the collateral, and
                              Bloomingdale's, which is part of the
                              collateral.  Total owned gross leasable
                              area is 534,706.

PROPERTY MANAGEMENT:          Rouse Property Management, Inc.

APPRAISED VALUE:              $255,000,000

APPRAISAL VALUE DATE:         December 1, 2002

CUT-OFF DATE LTV: (1)         46.0%

AGGREGATE CUT-OFF DATE LTV:   58.7%

BALLOON LTV: (1)              37.6%

U/W NOI:                      $21,116,689

U/W NCF:                      $20,533,569

CURRENT ANNUAL DEBT           $7,681,608 (based on P&I payment)
SERVICE: (1)

U/W NOI DSCR: (1)             2.75x (based on P&I payment)

AGGREGATE U/W NOI DSCR:       2.12x (based on aggregate P&I payment)

U/W NCF DSCR: (1)             2.67x (based on P&I payment)

AGGREGATE U/W NCF DSCR:       2.06x(based on aggregate P&I payment)
--------------------------------------------------------------------------------

(1) The $117,500,000 loan represents the senior A Note portion of a $150,000,000 loan. Only the A Note is part of the trust fund. All LTV and DSCR numbers in this table are based on the A Note, unless otherwise noted.

(2) Both the A Note and the B Note are non-recourse and do not contain any carve-outs for which any person or entity other than the Borrower is liable.

(3) Defeasance of the A Note is only permitted if the B Note is simultaneously prepaid and/or defeased in full. Prepayment of the A Note is only permitted if the B Note is simultaneously prepaid in full.

(4)   See "Reserves" below.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The fourth largest loan (the "Bridgewater Loan"), representing approximately 7.3% of the initial pool balance, is an "A Note" with a Cut-Off Date principal balance of $117,223,768. The Bridgewater Loan is a 10-year balloon loan that has a maturity date of January 1, 2013 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Bridgewater Loan is secured by, among other things, a mortgage and security agreement encumbering the Borrower's fee ownership interest in the Bridgewater Property as well as an assignment of the Borrower's interest in the rents and leases associated with the Bridgewater Property. S&P and Fitch have confirmed that the Bridgewater Loan will, for purposes of this securitization, be rated investment grade.

      The B Note secured by the same mortgage that secures the A Note is held by and serviced by Teachers Insurance and Annuity Association of America and has a Cut-Off Date principal balance of $32,432,231. The B Note is not part of the trust fund. For a discussion of the intercreditor arrangements relating to the A Note and the B Note, see "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement.

      The Borrower. The Borrower under the Bridgewater Loan, Bridgewater Commons Mall II, LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity, sponsored by Four State Properties, LLC. Four State Properties, LLC, is owned by The Rouse Company (35%), JP Morgan Fleming Asset Management (32.5%), and New York State Teachers Retirement System (32.5%) and owns, in addition to Bridgewater Commons Mall, Towson Towne Center in Towson, Maryland, Fashion Place in Murray, Utah, and Park Meadows in Littleton, Colorado.

      The Property. The Bridgewater Commons Mall property (the "Bridgewater Property") is a 887,057 sq. ft. GLA three-story, L-shaped super regional mall anchored by Macy's, Lord & Taylor and Bloomingdale's and is located on a triangle of land created by the intersection of Route 287, Routes 202/206 and Route 22 in Somerset County, New Jersey. The Macy's and Lord & Taylor stores are separately owned and not part of the collateral. The property contains approximately 146 mall shops, a 14-merchant food court, a 7-screen AMC Theatres cinema and 4,530 parking spaces. The shops include retailers such as Abercrombie & Fitch, Ann Taylor, Banana Republic, Bose, Brooks Brothers, The Coach Store, Talbots and Williams Sonoma.

      Major Tenant Summary. The following tables shows certain information regarding the anchor department stores and five largest mall shops of the Bridgewater Property:

                                 ANCHOR TENANTS

       ANCHOR                     PARENT COMPANY         CREDIT RATING OF PARENT       GLA       COLLATERAL     OPERATING COVENANT
                                                         COMPANY (FITCH/MIS/S&P)                  INTEREST          EXPIRATION
---------------------  ------------------------------  -----------------------------  ---------  ------------  -------------------
Macy's                 Federated Dept Stores                 BBB+/Baa1/BBB+            223,222       No            Expired (2)
Bloomingdale's         Federated Dept Stores                 BBB+/Baa1/BBB+            150,525       Yes           Expired (1)
Lord & Taylor          May Department Store Company             BBB+/A2/A              129,129       No            Expired (2)
                                                                                       -------
         TOTAL                                                                         502,876
                                                                                       =======

------------------------

(1) Expired 2/23/03, 10-year extension of operating covenant under negotiation.

(2)   Expired 2/23/03.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



              FIVE LARGEST MALL SHOPS BASED ON ANNUALIZED BASE RENT

                                 CREDIT RATING
                                   OF PARENT               % OF                         % OF      ANNUALIZED    ANNUAL
                                    COMPANY                TOTAL       ANNUALIZED    ANNUALIZED    BASE RENT    SALES       LEASE
            TENANT              (FITCH/MIS S&P)    GLA      GLA(1)      BASE RENT    BASE RENT       (PSF)      (PSF)(3)  EXPIRATION
------------------------------  -----------------  -----   -------    -------------  ----------   ----------   ---------  ----------
Sam Goody                           NR/B3/NR       3,252       0.8%   $     439,020      2.3%      $ 135.00      $924       2/29/04
Express                           NR/Baa1/BBB+     9,372       2.4%   $     431,112      2.3%      $  46.00       450       1/31/07
Abercrombie and Fitch                  NR          8,425       2.2%   $     379,125      2.0%      $  45.00       530       1/31/12
Talbots Accessories (1)                NR          8,310       2.2%   $     323,152      1.7%      $  38.89       576       1/31/11
Lerner New York                        NR          6,540       1.7%   $     281,220      1.5%      $  43.00       311       Month to
                                                                                                                            Month
TOTAL/WTD. AVG. LARGEST MALL SHOPS TENANTS        35,899       9.3%   $   1,853,629      9.8%      $  51.63
Remaining Mall Shops Tenants (2)                 295,657      77.0%   $  16,389,838     87.0%      $  55.44
Vacant Mall Shops Space                           19,612       5.1%
                                                 -------     -----    -------------    -----       --------
TOTAL/WTD. AVG. MALL SHOPS                       351,168      91.4%     $18,243,467     96.8%
                                                 -------     -----    -------------    -----       --------
AMC Theaters                       NR/Caa1/B      33,013       8.6%   $     594,234      3.2%      $  18.00      $121       7/27/03
                                                 -------     -----    -------------    -----       --------
TOTAL/WTD. AVG. ALL TENANTS (NON-ANCHOR)         384,181     100.0%     $18,837,701    100.0%      $  51.67

------------------------

(1)   Includes all of tenant's SF (retail & storage).

(2)   Includes storage, gross leases and food court.

(3)   Trailing twelve months ending 9/30/2002 sales psf.

      Lease Expiration. The following table shows the lease expiration schedule for the Bridgewater Mall Shops and Cinema:


                            LEASE EXPIRATION SCHEDULE
                               (EXCLUDES ANCHORS)

                                                                                                          % OF TOTAL
          YEAR ENDING                                         CUMULATIVE OF     ANNUALIZED BASE   ANNUALIZED BASE   ANNUALIZED BASE
          DECEMBER 31,       EXPIRING GLA   % OF TOTAL GLA      TOTAL GLA            RENT               RENT           RENT (PSF)
--------------------------  --------------  ---------------  ---------------  -----------------  ----------------  -----------------
Month to Month (1)              17,547              4.6%              4.6%     $      800,493              4.2%     $     45.62
2003                            59,873             15.6              20.2%          2,254,443             12.0      $     37.65
2004                            36,186              9.4              29.6%          2,323,834             12.3      $     64.22
2005                            26,669              6.9              36.5%          1,719,975              9.1      $     64.49
2006                            21,365              5.6              42.1%          1,508,557              8.0      $     70.61
2007                            50,313             13.1              55.2%          2,654,652             14.1      $     52.76
2008                            62,485             16.3              71.4%          3,054,501             16.2      $     48.88
2009                            20,030              5.2              76.6%            946,032              5.0      $     47.23
2010                             3,365              0.9              77.5%            268,704              1.4      $     79.85
2011                            20,986              5.5              83.0%            891,619              4.7      $     42.49
2012                            36,024              9.4              92.4%          1,899,299             10.1      $     52.72
2013                             9,726              2.5              94.9%            515,592              2.7      $     53.01
2014                                 0              0.0              94.9%                  0              0.0      $      0.00
2015                                 0              0.0              94.9%                  0              0.0      $      0.00
2016 & thereafter                    0              0.0              94.9%                  0              0.0      $      0.00
Vacant                          19,612              5.1             100.0%                  0              0.0      $      0.00
                               -------            -----                        --------------            -----      ------------
TOTAL/WTD. AVG.                384,181            100.0%                       $   18,837,701            100.0%     $     51.67
                               =======            =====                        ==============            =====      ============

------------------------

(1)   Leases expiring prior to 03/01/2003.

      Reserves. Springing reserves for taxes, insurance, replacement reserves and TI/LCs are triggered if the Borrower's NOI based on the trailing twelve months falls below 75% of its NOI at origination. See "Lockbox; Sweep of Excess Cash Flow" below.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance and coverage for terrorism and acts of terrorism. The Borrower is required to carry (1) $100 million in coverage for terrorism if insured under a blanket policy, or (2) the greater of $100 million in coverage or that amount of coverage that can be purchased for $350,000 (to be increased 5% each year, the "Terrorism Premium Threshold"), if insured under a single-property policy; provided, however, the Borrower will not be required to pay more than 150% of the Terrorism Premium Threshold for terrorism coverage in any one year (even if the amount of coverage that can be purchased is less than $100 million). Currently the Borrower has a total of $500 million of coverage for terrorism pursuant to a blanket policy.

      Lockbox; Sweep of Excess Cash Flow. In connection with the origination of the Bridgewater Loan, the Borrower was required to establish a lockbox into which the Borrower is required to deposit, or cause to be deposited, all rents and other revenue from the Bridgewater Property which are swept daily to the Borrower. Upon the occurrence of (1) an event of default under the loan or (2) Borrower's NOI falls below 75% of its NOI at origination, all amounts on deposit in the lockbox account will be used to pay any required reserves and monthly debt service then due under the Bridgewater Loan prior to being remitted to the Borrower.

      Mezzanine Loan.  None permitted.

      Additional Debt. Teachers Insurance and Annuity Association of America holds a B Note with a Cut-Off Date principal balance of $32,432,231. For a discussion of the intercreditor arrangements relating to the A Note and B Note, see "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement. In addition, the Borrower is permitted to incur customary trade payables not to exceed 3% of the original loan amount in the aggregate.

      Overage Rent Payment Obligation. Pursuant to a 1997 revised purchase and sale agreement for the land, the developer or subsequent owner is obligated to pay (on a quarterly basis) to the Township of Bridgewater an annual overage of 15% of rents collected (other than from department stores) exceeding $11,731,250, and 15% above a per kiosk base rent amount of $23,761 per annum. This obligation runs in perpetuity and is not secured by the land.

      Permitted Transfers. The Borrower may transfer all of the collateral securing the Bridgewater Loan to a single-purpose entity that is controlled by
(1) The Rouse Company, or (2) any pension fund or investment fund managed by either J.P. Morgan Investment Management Inc. or another subsidiary of J.P. Morgan Chase & Co., provided that such funds in the aggregate do not at any time own more than 32.5% of the direct or indirect interests in the Borrower (unless such funds meet certain financial requirements), or (3) the New York State Teachers' Retirement System, or (4) certain institutions that are regularly engaged in the business of owning and operating regional shopping malls and that meet certain minimum asset and other requirements, or (5) certain persons or institutions for which rating agency confirmation is received.

      In addition, equity interests in the Borrower may be transferred, provided that after any such transfer, the entities listed in (1) through (5) in the preceding sentence, either individually or in the aggregate (a) continue to own 50% or more of the direct or indirect equity interests in, and the right to at least 50% of the distributions from, the Borrower, and (b) possess, either directly or indirectly, the power to direct the management or policies of the Borrower.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                     PROVO TOWN CENTRE & SPOKANE VALLEY MALL



--------------------------------------------------------------------------------
                            LOAN INFORMATION
--------------------------------------------------------------------------------
                                     Original             Cut-Off Date
                                     --------             ------------
BALANCE:                             $95,000,000          $94,802,853

% OF POOL BY UPB:                    5.9%

ORIGINATION DATE:                    January 30, 2003

COUPON:                              4.42%

INTEREST ACCRUAL:                    Actual / 360

TERM:                                60 months

AMORTIZATION:                        Monthly amortization based on a
                                     25-year amortization schedule

OWNERSHIP INTEREST:                  Fee Simple

PAYMENT DATE:                        1st of the month

MATURITY DATE:                       February 1, 2008

SPONSOR: Price Development Company Limited Partnership (a subsidiary of GGP Limited Partnership)

CALL PROTECTION/                     Defeasance permitted 2 years from
LOCKOUT:                             the date of securitization with
                                     U.S. Treasuries.  Not prepayable
                                     until 3 months prior to maturity.

LOAN/SF:(2)                          $88

UP-FRONT RESERVES:                   None

ONGOING / SPRINGING RESERVES:        Springing reserves for taxes,
                                     insurance, replacement reserves and
                                     TI/LC (1)

CASH MANAGEMENT:                     Hard Lockbox

ADDITIONAL SECURED/                  None permitted

MEZZANINE DEBT:
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:             Portfolio

PROPERTY TYPE:                      Regional Mall

PROPERTY LOCATION:                  Provo, Utah/
                                    Spokane, Washington

MALL SHOP OCCUPANCY:                93.2%/86.6% (Provo/Spokane)

MALL SHOP SALES PSF:                $252/$256 (Provo/Spokane)

MALL SHOP OCCUPANCY COST:           12.3%/11.1% (Provo/Spokane)

OCCUPANCY AS OF DATE:               December 20, 2002

YEAR BUILT:                         1998/1997 (Provo/Spokane)

YEAR RENOVATED:                     N/A/2001 (Provo/Spokane)

COLLATERAL:                         The collateral consists of 2
                                    regional shopping malls
                                    containing a total GLA of
                                    1,674,646 sq ft and total owned
                                    GLA of 1,079,320 sq ft.  Provo
                                    Towne Centre is anchored by
                                    J.C. Penney, which is part of the
                                    collateral, and Dillard's and
                                    Sears which are not part of the
                                    collateral.  Spokane Valley Mall
                                    is anchored by J.C. Penney, which
                                    is part of the collateral, and
                                    Sears and The Bon Marche which
                                    are not part of the collateral.

PROPERTY MANAGEMENT:                General Growth
                                    Management, Inc.

APPRAISED VALUE:                    $162,100,000

APPRAISAL VALUE DATE:               January 14, 2003

CUT-OFF DATE LTV:                   58.5%

BALLOON LTV:                        51.6%

U/W NOI:                            $13,839,109

U/W NCF:                            $12,994,880

CURRENT ANNUAL DEBT SERVICE:        $6,284,836

U/W NOI DSCR:                       2.20x

U/W NCF DSCR:                       2.07x
--------------------------------------------------------------------------------

      (1)   See "Reserves" below.

      (2)   Owned sq. ft.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The fifth largest loan (the "Provo/Spokane Loan"), representing approximately 5.9% of the initial pool balance, with a Cut-Off Date principal balance of $94,802,853, is a 5-year balloon loan that has a maturity date of February 1, 2008 and provides for monthly payments of principal and interest based on a 25-year amortization schedule. The Provo/Spokane Loan is secured by, among other things, mortgages and security agreements encumbering the Borrowers' fee ownership interest in the Provo/Spokane Properties as well as assignments of the Borrowers' interests in the rents and leases associated with the Provo/Spokane Property. S&P and Fitch have confirmed that the Provo/Spokane Loan will, for purposes of this securitization, be rated investment grade.

      The Borrower. The Borrowers under the Provo/Spokane Loan, Provo Mall L.L.C. and Spokane Mall L.L.C., each of which is a Delaware limited liability company are special purpose, bankruptcy remote entities. The Borrowers are sponsored by Price Development Company, Limited Partnership, a Maryland limited partnership (a subsidiary of GGP Limited Partnership ("GGP")) having a 75% ownership interest in the Borrowers (the remaining 25% is owned by JCP Realty, Inc.). GGP is the second largest regional mall REIT in the country and owns, developed, or operates over 150 regional shopping malls totaling 135 million sq. ft. The Borrowers are jointly and severally liable for the debt.

      The Property. The Provo/Spokane Loan is secured by two properties, the Provo Towne Centre and the Spokane Valley Mall (the "Provo/Spokane Property"). The Provo Towne Centre, located at Interstate 15 and University Avenue in Provo, Utah, contains 801,602 sq. ft. of GLA, and features approximately 100 mall stores, a multiplex theater, and three anchor stores, Dillard's, Sears and J.C. Penney. While the J.C. Penney store is owned by the Borrowers and forms part of the collateral, each of the Dillard's and Sears stores are separately owned and do not form part of the collateral. The total owned GLA of the Provo Towne Centre is 460,973 sq. ft.

      The Spokane Valley Mall, located at Interstate 90 and Sullivan Road in Spokane, Washington, contains 873,044 sq. ft. of GLA, and features approximately 100 mall stores, a multiplex theater, an adjacent plaza with four big box retailers, and three anchor stores, Sears, The Bon Marche and J.C. Penney. While the J.C. Penney store is owned by the Borrowers and forms part of the collateral, the Sears and The Bon Marche stores are separately owned and do not form part of the collateral. The total owned GLA of the Spokane Valley Mall is 618,347 sq. ft.

      Major Tenant Summary. The following tables shows certain information regarding the anchor department stores and five largest mall shops of the Provo Towne Centre:

                                 ANCHOR TENANTS

                                                                                                          OPERATING
                                                  CREDIT RATING OF PARENT                   COLLATERAL     COVENANT
        ANCHOR             PARENT COMPANY         COMPANY (FITCH/MIS/S&P)        GLA         INTEREST     EXPIRATION
----------------------  -----------------------  -------------------------  ------------  -------------  ------------
Dillard's               Dillard's Inc.               NR/Ba3/BB+                206,240          No         8/4/2013
J.C. Penney             J.C. Penney                 BB+/Ba3/BBB-               151,090          Yes       10/31/2018
Sears                   Sears                       BBB+/Baa1/A-               134,389          No         9/29/2013
                                                                               -------
TOTAL                                                                          491,719
                                                                               =======




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



  FIVE LARGEST MALL SHOPS BASED ON ANNUALIZED BASE RENT FOR PROVO TOWNE CENTRE

                                          CREDIT RATING                                            ANNU-
                                            OF PARENT                                   % OF       ALIZED
                                             COMPANY                % OF                TOTAL      BASE       ANNUAL
                                           (FITCH/MIS/              TOTAL   ANNUALIZED  ANNUALIZED RENT       SALES          LEASE
            TENANT                             S&P)        GLA       GLA     BASE RENT  BASE RENT  (PSF)      (PSF) (1)   EXPIRATION

Champs Sports                               NR/Ba3/BB+     6,196     2.0%   $   136,752     2.9%   $22.07       $  175      1/31/09
Lady / Kids FootLocker                      NR/Ba3/BB+     5,108     1.6        112,376     2.4    $22.00       $  110      1/31/09
FootLocker                                  NR/Ba3/BB+     5,074     1.6        111,628     2.4    $22.00       $  156      1/31/09
KB Toys                                         NR         4,239     1.4        101,736     2.2    $24.00       $  175     12/31/08
American Eagle Outfitter                        NR         4,190     1.4         98,465     2.1    $23.50       $  371      1/31/09
                                                         -------   -----    -----------   -----    ------
TOTAL/WTD. AVG. LARGEST MALL SHOPS TENANTS                24,807     8.0        560,957    12.0    $22.61
Remaining Mall Shops Tenants                             185,527    59.9      3,063,093    65.5    $16.51
Vacant Mall Shops Space                                   21,199     6.8
                                                         -------   -----    -----------
TOTAL/WTD. AVG. ALL MALL SHOPS TENANTS                   231,533    74.7      3,624,050    77.5
Cinemark Theaters Cinema                        NR        78,350    25.3      1,052,903    22.5    $13.44       $   85      9/30/19
                                                         -------   -----    -----------   -----    ------
TOTAL/WTD. AVG. ALL TENANTS (NON-ANCHOR)                 309,883   100.0%   $ 4,676,952   100.0%   $16.20

------------------------

      (1)   Trailing twelve months ending 9/30/2002 sales psf.

      Lease Expiration. The following table shows the lease expiration schedule for the Provo Towne Centre:



                LEASE EXPIRATION SCHEDULE FOR PROVO TOWNE CENTRE
                               (EXCLUDES ANCHORS)

                                                                                                        % OF TOTAL
                                                  % OF       CUMULATIVE OF      ANNUALIZED       ANNUALIZED BASE    ANNUALIZED BASE
  YEAR ENDING DECEMBER 31,     EXPIRING GLA    TOTAL GLA       TOTAL GLA         BASE RENT             RENT            RENT (PSF)
----------------------------- --------------  ------------  ---------------  ---------------   ------------------  -----------------
2003                                3,214          1.0%            1.0%        $     54,888             1.2%           $   17.08
2004                                2,752          0.9             1.9%             117,579             2.5%           $   42.72
2005                               10,160          3.3             5.2%             114,739             2.5%           $   11.29
2006                                4,473          1.4             6.6%              71,568             1.5%           $   16.00
2007                               10,350          3.3            10.0%                   0             0.0%           $    0.00
2008                               64,022         20.7            30.6%           1,495,259            32.0%           $   23.36
2009                               55,294         17.8            48.5%             914,106            19.5%           $   16.53
2010                               22,372          7.2            55.7%             265,928             5.7%           $   11.89
2011                                7,711          2.5            58.2%             189,040             4.0%           $   24.52
2012                               11,214          3.6            61.8%              69,656             1.5%           $    6.21
2013                                3,791          1.2            63.0%             130,720             2.8%           $   34.48
2014                               11,965          3.9            66.9%             160,568             3.4%           $   13.42
2015                                    0          0.0            66.9%                   0             0.0%           $    0.00
2016 & thereafter                  81,366         26.3            93.2%           1,092,903            23.4%           $   13.43
Vacant                             21,199          6.8           100.0%                   0             0.0%           $    0.00
                                  -------        -----           -----            ---------           -----
   TOTAL/WTD. AVG.                309,883        100.0%                           4,676,952           100.0%           $   16.20
                                  =======        =====                            =========           =====

      Major Tenant Summary. The following tables shows certain information regarding the anchor department stores and five largest mall shops of the Spokane Valley Mall:


                                 ANCHOR TENANTS

                                                                                                                  OPERATING
                                                      CREDIT RATING OF PARENT                      COLLATERAL      COVENANT
        ANCHOR               PARENT COMPANY           COMPANY (FITCH/MIS/ S&P)          GLA         INTEREST      EXPIRATION
--------------------    ---------------------         ------------------------     -----------     ----------    -----------
Sears                   Sears                               BBB+/Baa1/A-           134,277             No         8/31/2012
J.C. Penney             J.C. Penney                         BB+/Ba3/BBB-           126,243            Yes         8/31/2017
Bon Marche              Federated Dept Stores              BBB+/Baa1/BBB+          120,420             No         8/30/2012
TOTAL                                                                              380,940




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



                    FIVE LARGEST NON-ANCHOR TENANTS BASED ON
                  ANNUALIZED BASE RENT FOR SPOKANE VALLEY MALL

                                CREDIT RATING OF                                    % OF TOTAL    ANNUALIZED    ANNUAL
                                 PARENT COMPANY          % OF TOTAL  ANNUALIZED     ANNUALIZED    BASE RENT     SALES      LEASE
       TENANT                  (FITCH/MIS/ S&P)  GLA        GLA      BASE RENT      BASE RENT      (PSF)      (PSF)(1)  EXPIRATION
------------------------------ ---------------- -------- ---------- -------------  -----------  ------------  -------- ------------
Sportsman's Warehouse (2)              NR         45,866     9.3%    $    481,593      7.9%       $ 10.50        N/A      10/31/16
Linens `N Things (2)                   NR         30,035     6.1%    $    360,420      5.9%       $ 12.00        N/A      1/31/12
T.J. Maxx (2)                       NR/A3/A-      29,809     6.1%    $    327,899      5.4%       $ 11.00        N/A      10/31/11
Old Navy Clothing Co(2)            BB-/Ba2/BB+    20,338     4.1%    $    203,380      3.3%       $ 10.00        N/A      1/31/07
Stuart Anderson's Black Angus(3)       NR          6,726     1.4%    $    162,000      2.7%       $ 24.09        $ 455    10/31/21
                                                 -------   -----     ------------    -----        -------        -----
TOTAL/WTD. AVG. LARGEST TENANTS                  132,774    27.0%    $  1,535,292     25.2%       $ 11.56
Remaining Non-Anchor Tenants (4)                 253,617    51.5%    $  4,338,696     71.2%       $ 17.11
Vacant Non-Anchor Space                           65,713    13.4%
                                                 -------   -----     ------------    -----        -------
TOTAL NON-ANCHOR                                 452,104    91.9%    $  5,873,988     96.4%       $ 15.20
Regal Act III Cinema (5)            NR/B1/BB-     40,000     8.1%    $    220,000      3.6%       $  5.50        $ 114   8/19/32
                                                 -------   -----     ------------    -----        -------        -----
TOTAL/WTD. AVG. ALL (NON-ANCHOR)                 492,104   100.0%    $  6,093,988    100.0%       $ 14.29

------------------------

      (1)   Trailing twelve months ending 9/30/2002 sales psf.
      (2)   Tenant located in Spokane Valley Mall Plaza.
      (3)   Tenant located on a pad.
      (4)   Excluding Theater.
      (5)   Ground Lease.

      Lease Expiration. The following table shows the lease expiration schedule for the Spokane Valley Mall:

                LEASE EXPIRATION SCHEDULE FOR SPOKANE VALLEY MALL
                               (EXCLUDES ANCHORS)

                                                                                                     % OF TOTAL
                                      EXPIRING        % OF       CUMULATIVE OF     ANNUALIZED     ANNUALIZED BASE     ANNUALIZED
     YEAR ENDING DECEMBER 31,            GLA        TOTAL GLA      TOTAL GLA        BASE RENT           RENT        BASE RENT (PSF)
----------------------------------   ----------    -----------  ---------------   ------------   ----------------- ----------------
Month to Month (1)                       3,071         0.6%           0.6%         $    61,272          1.0%          $   19.95
2003                                     9,633         2.0            2.6%             111,775          1.8%          $   11.60
2004                                    11,241         2.3            4.9%              53,551          0.9%          $    4.76
2005                                     1,822         0.4            5.2%              51,246          0.8%          $   28.13
2006                                    10,898         2.2            7.5%              41,800          0.7%          $    3.84
2007                                    89,342        18.2           25.6%           2,025,015         33.2%          $   22.67
2008                                    45,782         9.3           34.9%             840,264         13.8%          $   18.35
2009                                    18,554         3.8           38.7%             242,435          4.0%          $   13.07
2010                                     9,177         1.9           40.5%             177,478          2.9%          $   19.34
2011                                    36,771         7.5           48.0%             471,399          7.7%          $   12.82
2012                                    41,558         8.4           56.5%             515,981          8.5%          $   12.42
2013                                    10,215         2.1           58.5%             223,679          3.7%          $   21.90
2014                                         0         0.0           58.5%                   0          0.0%          $    0.00
2015                                     6,023         1.2           59.8%                   0          0.0%          $    0.00
2016 and thereafter                    132,304        26.9           86.6%           1,278,093         21.0%          $    9.66
Vacant                                  65,713        13.4          100.0%                   0          0.0%          $    0.00
                                       -------       -----                         -----------                        ---------
   TOTAL/WTD. AVG.                     492,104       100.0%                        $ 6,093,988        100.0%          $   14.29
                                       =======       =====                         ===========                        =========

------------------------

      (1)   Leases expiring prior to 3/1/2003.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Reserves. Springing reserves for taxes, insurance, replacement reserves and TI/LC's are required if NOI based on the quarterly annualized trailing twelve months falls below 85% of the NOI determined at origination. Additionally, the sponsor has provided a limited guarantee of TI/LC costs for leases expiring on or after January 1, 2007 in the maximum aggregate amount of $3.5 million. A portion of this amount is payable upon any acceleration of the Provo/Spokane Loan prior to January 1, 2007.

      Insurance Requirements. The Borrowers are required to maintain comprehensive all risk insurance and (1) $75 million in coverage for terrorism if insured under a blanket policy, or (2) if insured under a dual-property policy, the lesser of the greatest insurable value of the Provo/Spokane Property (plus related business interruption coverage) and that amount of coverage that can be purchased for $150,000 annually.

      Lockbox; Sweep of Excess Cash Flow. In connection with the origination of the Provo/Spokane Loan, the Borrower was required to establish a lockbox into which the Borrower is required to deposit, or cause to be deposited, all rents and other revenue from the Provo/Spokane Property which is swept daily to the Borrower. Upon the occurrence of an event of default under the loan such amounts will no longer be swept to the Borrower. If NOI based on the quarterly annualized trailing twelve months falls below 85% of the NOI determined at origination, amounts in the lockbox will not be swept to the Borrower until after payment of the monthly debt service and required reserves.

      Mezzanine Loan.  None permitted.

      Additional Debt. None permitted except for customary trade payables, financing leases and purchase money debt for equipment or other personal property used in connection with on the Provo/Spokane Property to the extent that they do not exceed 5% of the original loan balance in the aggregate. The Borrowers may also incur unsecured obligations to contractors and other service or materials providers relating to capital expenditures permitted or required under the loan agreement, to the extent such obligations are not represented by a note and are not more than 60 days past due.

      Permitted Transfers. The Borrowers may transfer all of the collateral securing the Provo/Spokane Loan to a single-purpose entity controlled by (1) General Growth Properties, Inc., or (2) GGP Limited Partnership, or (3) GGPLP, L.L.C., or (4) Price Development Company Limited Partnership (so long as it is controlled by an equityholder fulfilling certain requirements), or (5) JCP Realty, Inc., or (6) certain institutions that are regularly engaged in the business of owning and operating regional shopping malls and that meet certain minimum asset and other requirements, or (7) certain persons or institutions for which rating agency confirmation is received.

      In addition, equity interests in the Borrowers may be transferred, provided that after any such transfer, the entities listed in (1) through (7) in the preceding sentence, either individually or in the aggregate, continue to own 50% or more of the direct or indirect common equity interests in the Borrower and possess, either directly or indirectly, the power to direct the management or policies of the Borrower.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                                  MIAMI CENTER

--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------
                                ORIGINAL                   CUT-OFF DATE
                                --------                   ------------

BALANCE:                       $81,000,000                $81,000,000

% OF POOL BY UPB:              5.0%

ORIGINATION DATE:              September 25, 2002

COUPON:                        5.04%

INTEREST ACCRUAL:              Actual / 360

TERM:                          59 months

AMORTIZATION:                  None

OWNERSHIP INTEREST: (1)        Fee simple in a condominium unit

PAYMENT DATE:                  1st of the month

MATURITY DATE:                 September 1, 2007

SPONSOR: I&G Holding and Crescent Real Estate Equities Limited Partnership; a joint venture between JP Morgan Investment Management (60%) and Crescent Real Estate Equities, Ltd. (40%)

CALL PROTECTION/LOCKOUT:       Defeasance permitted 2 years from the date
                               of securitization with U.S. Treasuries.
                               Not prepayable until 3 months prior to
                               maturity.

LOAN/SF:                       $104

UP-FRONT RESERVES:             Deferred Maintenance:       $2,694,750
                               TI/LC                      $1,973,611(2)

ONGOING / SPRINGING            Springing reserves for taxes, insurance,
RESERVES:                      replacement reserves and TI/LCs (2)

CASH MANAGEMENT:               Hard Lockbox

ADDITIONAL SECURED /           None permitted
   MEZZANINE DEBT:
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:   Single Asset

PROPERTY TYPE:            CBD Office

PROPERTY LOCATION:        Miami, Florida

OCCUPANCY:                92.9%

OCCUPANCY AS OF DATE:     August 31, 2002

YEAR BUILT:               1983

YEAR RENOVATED:           1990

COLLATERAL:               The collateral consists of a 34-story, 779,224 square
                          foot, multi-tenant, Class A commercial office building located at the southeast corner of South
                          Biscayne Boulevard and SE 2nd Street in the Central
                          Business District of the city of Miami.

PROPERTY MANAGEMENT:      Crescent Property Services, Inc.

APPRAISED VALUE:          $146,000,000

APPRAISAL VALUE DATE:     June 14, 2002

CUT-OFF DATE LTV:         55.5%

BALLOON LTV:              55.5%

U/W NOI:                  $13,055,143

U/W NCF:                  $11,778,758

CURRENT ANNUAL DEBT       $4,139,100
SERVICE:

U/W NOI DSCR:             3.15x

U/W NCF DSCR:             2.85x
--------------------------------------------------------------------------------


(1) The Miami Center Property is subject to a declaration of condominium. The condominium declaration creates two condominium units, the hotel unit and the office unit. The Borrower is the fee owner of the office unit and has a 50% aggregate percentage interest in certain common elements shared by the two units.

(2)   See "Reserves" below.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The sixth largest loan (the "Miami Center Loan") representing approximately 5.0% of the initial pool balance, with a Cut-Off Date principal balance of $81,000,000, is a 59-month balloon loan that has a maturity date of September 1, 2007 and provides for monthly payments of interest only. The Miami Center Loan is secured by, among other things, a mortgage and security agreement encumbering the Borrower's fee ownership interest in the Miami Center Property as well as an assignment of the Borrower's interest in the rents and leases associated with the Miami Center Property. S&P and Fitch have confirmed that the Miami Center Loan will, for purposes of this securitization, be rated investment grade.

      The Borrower. The Borrower under the Miami Center Loan, Crescent Miami Center, LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by I&G Holding (an affiliate of JP Morgan Investment Management, or "JPMIM") and Crescent Real Estate Equities Limited Partnership (an affiliate of Crescent Real Estate Equities, Ltd., or "Crescent"). JPMIM is a real estate investment management company in the United States, catering primarily to public and private pension plans. Crescent is a publicly traded real estate investment trust that manages and has ownership interests in approximately 73 office properties in the United States totaling approximately 28.5 million square feet.

      The Property. The Miami Center property (the "Miami Center Property") is a
5.06 acre parcel on which is situated a 779,224 sq. ft. GLA, 34-story, Class A commercial office building located at the southeast corner of South Biscayne Boulevard and SE 2nd Street in the Central Business District of the city of Miami, Florida. The leasable area of the Miami Center Property consists primarily of multi-tenanted office space. The Miami Center Property is subject to a declaration of condominium creating two condominium units, a hotel unit and an office unit. The Miami Center Property consists of the office unit plus a 50% aggregate percentage interest in certain common elements shared by the two units.

      Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the Miami Center Property:





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                                              % OF GLA                      ANNUALIZED    % OF TOTAL
                             CREDIT RATING                                   ANNUALIZED     BASE RENT     ANNUALIZED       LEASE
       TENANT               (FITCH/MIS/ S&P)      GLA         % OF GLA       BASE RENT        (PSF)        BASE RENT     EXPIRATION
--------------------------  ----------------  -----------  --------------  --------------  -----------  --------------  ------------
Citicorp North America        AA+/Aa1/AA-        122,609          15.7%        $2,599,974      $21.21         13.8%          1/31/09
Shook,Hardy, & Bacon               NR             70,361           9.0          2,301,508      $32.71         12.3          11/30/10
Ferrell Schultz                    NR             54,777           7.0          1,740,352      $31.77          9.3          10/31/12
Shutts & Bowen L.L.P.              NR             59,956           7.7          1,511,140      $25.20          8.0          10/31/05
Stanford Group Holdings            NR             34,031           4.4          1,046,453      $30.75          5.6           4/30/11
MCI Metro Access                   NR             41,615           5.3            940,367      $22.60          5.0           9/30/10
Broad & Cassel                     NR             29,511           3.8            700,922      $23.75          3.7         8/31/2004
                                                                                                                         & 8/31/2005
Regus Business Center              NR             23,544           3.0            691,016      $29.35          3.7           3/31/11
McDermott, Will & Emery            NR             23,843           3.1            655,683      $27.50          3.5           9/30/06
Hughes, Hubbard & Reed             NR             23,597           3.0            610,405      $25.87          3.2           9/30/05
                                                 -------         -----        -----------      ------        -----
  TOTAL/WTD. AVG. LARGEST                        483,844          62.1        $12,797,820      $26.45         68.1
  TENANTS
Remaining Tenants                                240,033          30.8          5,988,053      $24.95         31.9
Vacant Space                                      55,347           7.1
                                                 -------         -----        -----------      ------        -----
  TOTAL/WTD. AVG. ALL                            779,224         100.0%       $18,785,873      $25.95        100.0%
                                                 =======         =====        ===========      ======        =====


      Lease Expiration. The following table shows the lease expiration schedule for the Miami Center Property:


                            LEASE EXPIRATION SCHEDULE

                                                                                                      % OF TOTAL
          YEAR ENDING                                            CUMULATIVE OF    ANNUALIZED BASE     ANNUALIZED       ANNUALIZED
         DECEMBER 31,          EXPIRING GLA    % OF TOTAL GLA      TOTAL GLA            RENT           BASE RENT     BASE RENT (PSF)
----------------------------  --------------  ----------------  ---------------  ------------------  -------------  ----------------
Month to Month(1)                    2,590             0.3%              0.3%     $       74,355           0.4%      $        28.71
2003                                11,472             1.5               1.8%            202,297           1.1       $        17.63
2004                                80,921            10.4              12.2%          1,872,813          10.0       $        23.14
2005                               128,056            16.4              28.6%          3,304,518          17.6       $        25.81
2006                                46,590             6.0              34.6%          1,278,364           6.8       $        27.44
2007                                54,408             7.0              41.6%          1,288,248           6.9       $        23.68
2008                                     0             0.0              41.6%             12,000           0.1                  NAP
2009                               138,071            17.7              59.3%          3,028,434          16.1       $        21.93
2010                               131,163            16.8              76.1%          3,690,275          19.6       $        28.14
2011                                75,829             9.7              85.9%          2,294,217          12.2       $        30.26
2012                                54,777             7.0              92.9%          1,740,352           9.3       $        31.77
2013                                     0             0.0              92.9%                  0           0.0       $         0.00
2014                                     0             0.0              92.9%                  0           0.0       $         0.00
2015                                     0             0.0              92.9%                  0           0.0       $         0.00
2016 & thereafter                        0             0.0              92.9%                  0           0.0       $         0.00
Vacant                              55,347             7.1             100.0%                  0           0.0       $         0.00
                                   -------           -----             -----      --------------         -----       ---------------
  TOTAL/WTD. AVG.                  779,224           100.0%            100.0%     $   18,785,873         100.0%      $        25.95
                                   =======           =====             =====      ==============         =====       ===============

------------------------

(1)   Leases expiring prior to 3/1/2003.

      Reserves. Springing reserves for taxes, insurance, replacement reserves and TI/LCs are triggered if NOI falls below 85% of NOI at origination for two consecutive quarters. At origination, a deferred maintenance reserve was funded in the amount of $2,694,750 to cover the anticipated cost of certain existing deferred maintenance conditions and an upfront TI/LC reserve was funded in the amount of $1,973,611 to cover the anticipated cost of tenant improvements and leasing commissions. As of February 25, 2003 all but $2,458,566 and $537,394 of these funds, respectively, have been released. Additionally, under certain circumstances, the Borrower is required to remit to the TI/LC reserve certain lease termination fees it may receive.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance and coverage for terrorism and acts of terrorism; provided that the terrorism coverage is only required to the extent that owners of similar properties are currently obtaining terrorism coverage and the annual premium for the coverage does not exceed $810,000. Notwithstanding the foregoing, the Borrower is required to obtain the maximum amount of terrorism insurance obtainable for this maximum premium.

      Lockbox; Sweep of Excess Cash Flow. In connection with the origination of the Miami Center Loan, the Borrower was required to establish a lockbox into which the Borrower is required to deposit, or cause to be deposited, all rents and other revenue from the Miami Center Property. Amounts in excess of certain required reserves are swept daily to the Borrower. Upon the occurrence of an event of default under the loan, such amounts will no longer be swept to the Borrower. If NOI, based on the quarterly annualized trailing twelve months, falls below 85% of NOI at origination for two consecutive quarters, all amounts in the lockbox account after payment of the monthly debt service, required reserves, approved capital and operating expenses of the Borrower and certain other expenses are required to be held as additional collateral for the Miami Center Loan.

      Mezzanine Loan.  None permitted.

      Additional Debt. None permitted, except for customary trade payables to the extent that they do not exceed 3% of the original loan balance in the aggregate. In addition the Borrower is allowed to enter into financing leases and incur purchase money debt in the ordinary course of business, provided that the aggregate amount of these leases and debt does not exceed $500,000 at any time or require aggregate payments in excess of $50,000 in any one calendar year.

      Permitted Transfers. The Borrower may transfer all of the collateral securing the Miami Center Loan to a single-purpose entity that is controlled by
(1) I&G Holding or Crescent Real Estate Equities Limited Partnership or their respective successors by merger or acquisition, or (2) any pension fund or investment fund managed by J.P. Morgan Investment Management Inc. or another subsidiary of J.P. Morgan Chase & Co., or (3) certain institutions that are regularly engaged in the business of owning and operating office properties in major metropolitan areas and that meet certain minimum asset requirements, or
(4) certain persons or institutions for which rating agency confirmation is received.

      In addition, equity interests in the Borrower may be transferred, provided that after any such transfer, the entities listed in (1) through (4) in the preceding sentence, either individually or in the aggregate (a) continue to own 51% or more of the direct or indirect equity interests in, and the right to at least 51% of the distributions from, the Borrower, and (b) possess, either directly or indirectly, the power to direct the management or policies of the Borrower.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                                KIERLAND COMMONS


--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------
                                ORIGINAL                    CUT-OFF DATE
                                --------                    ------------
BALANCE:                        $66,000,000                  $65,853,794

% OF POOL BY UPB:               4.1%

ORIGINATION DATE:               December 23, 2002

COUPON:                         5.85%

INTEREST ACCRUAL:               Actual / 360

TERM:                           120 months

AMORTIZATION:                   Monthly amortization on a 30-year
                                amortization schedule

OWNERSHIP INTEREST:             Fee Simple

PAYMENT DATE:                   1st of the month

MATURITY DATE:                  January 1, 2013

SPONSOR:                        Ray Hunt

CALL PROTECTION/LOCKOUT:        Defeasance permitted 2 years from the
                                date of securitization with U.S.
                                Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF:                        $174

UP-FRONT RESERVES:              TI/LC:  $442,449(1)

ONGOING / SPRINGING             Springing reserves for taxes and
RESERVES:                       insurance (1)

CASH MANAGEMENT:                Not required

ADDITIONAL SECURED /            None permitted
MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Anchored Retail

PROPERTY LOCATION:              Phoenix, Arizona

OCCUPANCY:                      97.0%

SALES PSF:                      $412

OCCUPANCY COST:                 7.38%

OCCUPANCY AS OF DATE:           December 1, 2002

YEAR BUILT:                     2000 - 2002

YEAR RENOVATED:                 NAP

COLLATERAL:                     The collateral consists of a lifestyle
                                center containing 377,690 square feet
                                comprised of approximately 67% retail
                                space and 33% office space.  The
                                subject is anchored by Crate & Barrel,
                                Barnes & Noble, The Cheesecake Factory,
                                P.F. Chang's, and Z Gallerie.

PROPERTY MANAGEMENT:            Cushman & Wakefield of Arizona, Inc.

APPRAISED VALUE:                $97,400,000

APPRAISAL VALUE DATE:           October 17, 2002

CUT-OFF DATE LTV:               67.6%

BALLOON LTV:                    57.2%

U/W NOI:                        $8,232,451

U/W NCF:                        $7,670,597

CURRENT ANNUAL DEBT SERVICE:    $4,672,332

U/W NOI DSCR:                   1.76x

U/W NCF DSCR:                   1.64x
--------------------------------------------------------------------------------

(1)   See "Reserves" below.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The seventh largest loan (the "Kierland Commons Shopping Center Loan"), representing approximately 4.1% of the initial pool balance, with a Cut-Off Date principal balance of $65,853,794, is a 10-year balloon loan that has a maturity date of January 1, 2013 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Kierland Commons Shopping Center Loan is secured by, among other things, an amended and restated deed of trust, assignment of rents, security agreement and fixture filing encumbering the Borrower's fee ownership interest in the Kierland Commons Property.

      The Borrower. The Borrower under the Kierland Commons Shopping Center Loan, Kierland Greenway, LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by Ray Hunt.

      The Property. The Kierland Commons property (the "Kierland Commons Property") is a 377,690 sq. ft. GLA Class A lifestyle center located in Phoenix, Arizona. There are approximately 254,463 sq. ft. of retail space and 123,227 sq. ft. of office space. The property is anchored by Crate & Barrel, Barnes & Noble, The Cheesecake Factory, P.F. Chang's, and Z Gallerie. Other national tenants in occupancy include Ann Taylor Loft, Chico's, Guess?, J. Crew, J. Jill, Restoration Hardware, Sharper Image, Smith & Hawken, Starbucks, Talbots, and Victoria's Secret.

      Major Tenant Summary. The following table shows certain information regarding the anchor tenants and the five largest tenants of the Kierland Commons Property:

                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                   CREDIT
                                   RATING                                            ANNUALIZED  % OF TOTAL
                                (FITCH/MIS/                           ANNUALIZED      BASE RENT  ANNUALIZED      LEASE     SALES
             TENANT                 S&P)         GLA      % OF GLA     BASE RENT        (PSF)    BASE RENT    EXPIRATION    (PSF)
------------------------------  -----------   --------   ---------  --------------  -----------  -----------  ----------  --------
Crate & Barrel                       NR         37,066      9.8%     $     926,650  $    25.00       9.3%       01/01/14    $294
Barnes & Noble                   NR/Ba3/BB      30,000      7.9            600,000       20.00       6.0        10/01/12     N/A
Troon Golf                           NR         19,120      5.1            458,880       24.00       4.6        08/01/05   NAP (1)
The Kronos Group                     NR         16,795      4.4            390,484       23.25       3.9        12/01/11   NAP (1)
P.F. Chang's (2)                     NR         16,733      4.4            359,760       21.50       3.6        07/01/05     N/A
The Cheesecake Factory               NR          9,753      2.6            341,355       35.00       3.4        08/01/20    $990
Anthropologie                        NR         11,225      3.0            332,260       29.60       3.3        08/01/10    $340
Z Gallerie                           NR         13,515      3.6            289,221       21.40       2.9        11/01/11    $311
Talbot's                             NR          7,516      2.0            285,608       38.00       2.9        10/01/14    $331(3)
Mastro's Ocean Club                  NR          8,571      2.3            282,843       33.00       2.8        06/01/17    $540(4)
                                               -------    -----      -------------  ----------     -----
TOTAL/WTD. AVG. LARGEST TENANTS                170,294     45.1      $   4,267,060  $    25.06      42.6
Total Remaining Tenants                        196,120     51.9      $   5,744,862  $    29.29      57.4
Total Vacant Space                              11,276      3.0                             --        --
                                               -------    -----      -------------  ----------     -----
TOTAL/WTD. AVG. ALL                            377,690    100.0%     $  10,011,922  $    27.32     100.0%

------------------------
(1)   Office Tenant.

(2) P.F. Chang's also occupies a 7,000 sq. ft. retail restaurant in the subject.

(3)   Annualized sales based on September - December 2002.

(4)   Annualized sales based on November and December 2002.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Lease Expiration. The following table shows the lease expiration schedule for the Kierland Commons Property:

                            LEASE EXPIRATION SCHEDULE

                                                                                                     % OF TOTAL      ANNUALIZED
        YEAR ENDING                                 % OF          CUMULATIVE        ANNUALIZED       ANNUALIZED      BASE RENT
        DECEMBER 31,           EXPIRING GLA       TOTAL GLA      OF TOTAL GLA       BASE RENT        BASE RENT         (PSF)
----------------------------  ----------------  -------------  ----------------  --------------  ---------------  ----------------
2003                                  0             0.0%                0.0%     $           0          0.0        $        0.00
2004                              3,676             1.0                 1.0%           123,208          1.2        $       33.52
2005                             59,143            15.7                16.7%         1,297,012         13.0        $       21.93
2006                              3,864             1.0                17.7%            85,008          0.8        $       22.00
2007                             21,522             5.7                23.4%           503,171          5.0        $       23.38
2008                             13,694             3.6                27.0%           358,200          3.6        $       26.16
2009                                  0             0.0                27.0%                 0          0.0        $        0.00
2010                             33,434             8.9                35.8%           997,140         10.0        $       29.82
2011                             80,431            21.3                57.1%         2,385,254         23.8        $       29.66
2012                             74,244            19.7                76.8%         2,178,994         21.8        $       29.35
2013                                  0             0.0                76.8%                 0          0.0        $        0.00
2014                             51,582            13.7                90.4%         1,297,238         13.0        $       25.15
2015                                  0             0.0                90.4%                 0          0.0        $        0.00
2016 & Thereafter                24,824             6.6                97.0%           786,698          7.9        $       31.69
Vacant                           11,276             3.0               100.0%                 0          0.0        $        0.00
                                -------           -----                          -------------        -----
   TOTAL/WTD. AVG.              377,690           100.0%                         $  10,011,922        100.0%       $       27.32
                                =======           =====                          =============        =====

      Reserves. At origination $442,449 was funded into a TI/LC reserve. Springing reserves for taxes and insurance are required upon the occurrence of an event of default under the Kierland Commons Shopping Center.

      Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance with coverage for terrorism and acts of terrorism; provided that the Borrower is not required to maintain terrorism insurance in an amount in excess of the outstanding principal balance of the loan. If the cost of the additional premium in respect of terrorism insurance would exceed (1) in the case of a standalone policy, 125% of the cost of a comprehensive all risk insurance policy with an exclusion for terrorism or (2) in the case of a comprehensive all risk insurance policy, 225% of the cost of a comprehensive all risk insurance policy with an exclusion for terrorism, the Borrower is only required to obtain the maximum amount of terrorism insurance obtainable for this maximum premium.

      Mezzanine Loan.  None permitted.

      Additional Debt. None permitted except for trade payables and debt incurred in the financing of equipment or other personal property used on the Kierland Commons Property.

      Permitted Transfers. Transfers of the direct or indirect ownership interests in the Borrower are permitted without the consent of the lender if there is no change of control of the Borrower or its general partner, manager or managing member and (1) no single transfer results in the proposed transferor or its affiliates or family members owning, directly or indirectly, more than 49% of the Borrower and (2) no more than 49% of the ownership interests of the Borrower are transferred in the aggregate; provided that transfers to certain parties specified in the loan documents are permitted without regard to these restrictions. Additionally, certain transfers are permitted for estate planning purposes.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                                  THE AVENTINE


--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------
                                ORIGINAL                    CUT-OFF DATE
                                --------                    ------------
BALANCE:                        $50,000,000                  $50,000,000

% OF POOL BY UPB:               3.1%

ORIGINATION DATE:               December 23, 2002

COUPON:                         4.99%

INTEREST ACCRUAL:               Actual / 360

TERM:                           60 months

AMORTIZATION:                   None

OWNERSHIP INTEREST:             Fee Simple

PAYMENT DATE:                   1st of the month

MATURITY DATE:                  January 1, 2008

SPONSOR:                        Glenborough Properties

CALL PROTECTION/LOCKOUT:        Defeasance permitted 2 years from the
                                date of securitization with U.S.
                                Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF:                        $211

UP-FRONT RESERVES:              None

ONGOING / SPRINGING             Reserves for taxes, insurance,
RESERVES:                       replacement reserves and TI/LCs (1)

CASH MANAGEMENT:                Springing Lockbox

ADDITIONAL SECURED /            None permitted

MEZZANINE DEBT:
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:    Single Asset

PROPERTY TYPE:             Office

PROPERTY LOCATION:         San Diego, California

OCCUPANCY:                 94.0%

OCCUPANCY AS OF DATE:      December 1, 2002

YEAR BUILT:                1990

YEAR RENOVATED:            NAP

COLLATERAL:                The collateral consists of four buildings (11-story
                           office building, 6-story office building, and 2, single-story restaurant buildings) located approximately 13 miles north of downtown San Diego just east of La Jolla.

PROPERTY MANAGEMENT:       Glenborough Realty Trust Incorporated

APPRAISED VALUE:           $73,000,000

APPRAISAL VALUE DATE:      August 1, 2002

CUT-OFF DATE LTV:          68.5%

BALLOON LTV:               68.5%

U/W NOI:                   $5,522,844

U/W NCF:                   $5,067,744

CURRENT ANNUAL DEBT        $2,529,653
SERVICE:

U/W NOI DSCR:              2.18x

U/W NCF DSCR:              2.00x
--------------------------------------------------------------------------------


(1)   See "Reserves" below.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The eighth largest loan (the "The Aventine Loan"), representing approximately 3.1% of the initial pool balance, with a Cut-Off Date principal balance of $50,000,000, is a 5-year balloon loan that has a maturity date of January 1, 2008 and provides for monthly payments of interest only. The Aventine Loan is secured by, among other things, a deed of trust, assignment of rents, security agreement and fixture filing encumbering the Borrower's fee ownership interest in The Aventine Property.

      The Borrower. The Borrower under The Aventine Loan, GLB Aventine L.P., is a Delaware limited partnership that is a special purpose, bankruptcy remote entity sponsored by Glenborough Properties LP. Glenborough Properties is a publicly traded real estate investment trust which owns and operates a nationwide portfolio of high quality office and industrial properties encompassing 14 million square feet.

      The Property. The Aventine ("The Aventine Property") consists of four Class A buildings (11-story office building, 6-story office building, and 2 single-story restaurant buildings) totaling 237,031 sq. ft. GLA. The property consists of 214,191 square feet of office space and 22,840 square feet of restaurant space with three subterranean parking garages. The property is situated approximately 13 miles north of downtown San Diego just east of La Jolla. The Aventine complex includes a 419-room Hyatt Regency Luxury Hotel and the Club at Aventine, a full service health club, which are not part of the collateral.

      Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of The Aventine Property:

                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                                                                             ANNUALIZED     % OF TOTAL
                                     CREDIT RATING                            ANNUALIZED      BASE RENT     ANNUALIZED     LEASE
                TENANT              (FITCH/MIS/S&P)     GLA      % OF GLA      BASE RENT        (PSF)        BASE RENT   EXPIRATION
----------------------------------  --------------   ---------  ----------  -------------  -------------   ------------ ------------
New York Life Insurance Company       AA/Aa1/AA+       28,847     12.2%      $   898,584    $    31.15         12.9%      09/01/07
American Property Management              NR           15,965      6.7           543,768         34.06          7.8       09/01/05
American Express Financial Advisors    A+/A1/A+        13,696      5.8           525,924         38.40          7.5       04/01/07
Center for Creative Leadership (1)        NR           18,769      7.9           391,572         20.86          5.6       01/01/09
AETC Engineering                          NR            8,956      3.8           349,284         39.00          5.0       12/01/09
Mentus                                    NR            9,547      4.0           344,456         36.08          4.9       02/01/06
JPI Texas Development, Inc.               NR            9,816      4.1           343,956         35.04          4.9       07/01/05
Michael Gordon, MD                        NR            9,019      3.8           281,373         31.20          4.0       02/01/06
PED & Associates                          NR            7,646      3.2           255,072         33.36          3.7       10/01/05
SCIREX Corp                               NR            8,140      3.4           253,968         31.20          3.6       08/01/05
                                                      -------    -----       -----------    ----------        -----
TOTAL/WTD. AVG. LARGEST TENANTS                       130,401     55.0       $ 4,187,957    $    32.12         60.0
Total Remaining Tenants                                91,639     38.7         2,795,224         30.50         40.0
Total Vacant Space                                     14,991      6.3
                                                      -------    -----       -----------    ----------        -----
TOTAL/WTD. AVG. ALL                                   237,031    100.0%      $ 6,983,181    $    31.45        100.0%

------------------------
(1) Center for Creative Leadership occupies three suites with different lease expiration dates: 8,956 square feet expiring on 1/2/09, 8,956 square feet expiring on 1/1/09 and 857 square feet expiring on 1/1/04.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Lease Expiration. The following table shows the lease expiration schedule for The Aventine Property:


                            LEASE EXPIRATION SCHEDULE

                                                                                                      % OF TOTAL
        YEAR ENDING                                 % OF          CUMULATIVE        ANNUALIZED        ANNUALIZED      ANNUALIZED
       DECEMBER 31,            EXPIRING GLA       TOTAL GLA      OF TOTAL GLA        BASE RENT        BASE RENT     BASE RENT (PSF)
---------------------------  ----------------    -----------    --------------   ----------------  --------------  ----------------
Month to Month(1)                6,076                 2.6%             2.6%     $      107,124            1.5%     $       17.63
2003                            14,984                 6.3              8.9%            377,185            5.4              25.17
2004                            13,812                 5.8             14.7%            443,460            6.4              32.11
2005                            51,980                21.9             36.6%          1,759,448           25.2              33.85
2006                            36,327                15.3             51.9%          1,332,900           19.1              36.69
2007                            49,110                20.7             72.6%          1,604,472           23.0              32.67
2008                                 0                 0.0             72.6%                  0            0.0               0.00
2009                            33,068                14.0             86.6%            950,036           13.3              28.12
2010                             6,400                 2.7             89.3%            179,196            2.6              28.00
2011                                 0                 0.0             89.3%                  0            0.0               0.00
2012                                 0                 0.0             89.3%                  0            0.0               0.00
2013                             3,451                 1.5             90.8%            103,536            1.5              30.00
2014                                 0                 0.0             90.8%                  0            0.0               0.00
2015                                 0                 0.0             90.8%                  0            0.0               0.00
2016 & Thereafter                6,832                 2.9             93.7%            145,824            2.1              21.34
Vacant                          14,991                 6.3            100.00%                              0.0               0.00
                               -------               -----                       --------------          -----      -------------
Total/Wtd. Avg.                237,031               100.0%                      $    6,983,181          100.0%     $       31.45
                               =======               =====                       ==============          =====      =============

------------------------

(1)   Leases expiring prior to 3/1/2003.

      Reserves. Reserves for taxes, insurance, replacement reserves and TI/LCs are required if actual NOI falls below 80% of underwritten NOI ($4,365,180) or upon an event of default under the loan documents. See "Lockbox; Sweep of Excess Cash Flow" below.

      Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance which includes coverage for terrorism and acts of terrorism.

      Lockbox; Sweep of Excess Cash Flow. At origination, the Borrower was not required to establish a lockbox; however, if actual monthly NOI falls below $4,365,180, the Borrower will be required to direct all tenants to make payments directly to a cash management account which will swept daily to a lockbox account and held as additional security for the loan.

      Mezzanine Loan.  None permitted.

      Additional Debt. None permitted except trade payables and debt incurred in the financing of equipment or other personal property used on The Aventine Property.

      Permitted Transfers. Transfers of the direct or indirect ownership interests in the Borrower are permitted without the consent of the lender if there is no change of control of the Borrower or its general partner, manager or managing member and (1) no single transfer results in the proposed transferor or its affiliates or family members owning, directly or indirectly, more than 49% of the Borrower and (2) no more than 49% of the ownership interests of the Borrower are transferred in the aggregate. Additionally, certain transfers are permitted for estate planning purposes.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                             3 HUNTINGTON QUADRANGLE


--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------
                                ORIGINAL                     CUT-OFF DATE
                                --------                     ------------
BALANCE:                        $44,000,000                   $44,000,000

% OF POOL BY UPB:               2.7%

ORIGINATION DATE:               December 19, 2002

COUPON:                         5.42%

INTEREST ACCRUAL:               Actual / 360

TERM:                           60 months

AMORTIZATION:                   None

OWNERSHIP INTEREST:             Fee Simple

PAYMENT DATE:                   1st of the month

MATURITY DATE:                  January 1, 2008

SPONSOR:                        Scott Lawlor & Larry Botel

CALL PROTECTION/LOCKOUT:        Defeasance permitted 2 years from the
                                date of securitization with U.S.
                                Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF:                        $110

UP-FRONT RESERVES:              Replacements: $9,708

                                Insurance Reserve:  $16,036

ONGOING / SPRINGING             Replacements: $9,708(1)
RESERVES:

                                RE Tax Reserve: $111,500

                                Insurance Reserve: $8,020

                                Other Reserve: $1,350,000(1)
                                                 $170,000(1)

CASH MANAGEMENT:                Springing Lockbox

ADDITIONAL SECURED /            $3,500,000(2)
MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:    Single Asset

PROPERTY TYPE:             Office

PROPERTY LOCATION:         Melville, New York

OCCUPANCY:                 89.9%

OCCUPANCY AS OF DATE:      October 23, 2002

YEAR BUILT:                1971

YEAR RENOVATED:            1999

COLLATERAL:                The collateral consists of two, 4-story
                           commercial office buildings totaling 401,582 sq. ft. located in the unincorporated Hamlet of Melville, within the town of Huntington, Suffolk County, New York

PROPERTY MANAGEMENT:       Antares Real Estate Services, LLC

APPRAISED VALUE:           $57,500,000

APPRAISAL VALUE DATE:      November 7, 2002

CUT-OFF DATE LTV:          76.5%

BALLOON LTV:               76.5%

U/W NOI:                   $ 5,144,530

U/W NCF:                   $ 4,628,071

CURRENT ANNUAL DEBT        $ 2,417,922
SERVICE:

U/W NOI DSCR:              2.13x

U/W NCF DSCR:              1.91x
--------------------------------------------------------------------------------


(1)   See "Reserves" below.

(2)   See "Mezzanine Debt" below.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The ninth largest loan (the "3 Huntington Quadrangle Loan"), representing approximately 2.7% of the initial pool balance, with a Cut-Off Date principal balance of $44,000,000, is a 5-year balloon loan that has a maturity date of January 1, 2008 and provides for monthly payments of interest only. The 3 Huntington Quadrangle Loan is secured by, among other things, a consolidated, amended and restated fee and leasehold mortgage, assignment of rents, security agreement and fixture filing encumbering the Borrower's fee and/or leasehold interest in the 3 Huntington Quadrangle Property.

      The Borrower. The Borrowers under the 3 Huntington Quadrangle Loan, Broadway Melville Fee LLC, Gatehall Melville Fee LLC, and 3HQ Operating Co. LLC, each of which is a Delaware limited liability company, are special purpose, bankruptcy remote entities. The Borrowers are sponsored by Scott Lawlor and Larry Botel. The Borrowers are jointly and severally liable for the debt.

      The Property. The 3 Huntington Quadrangle property (the "3 Huntington Quadrangle Property") consists of two, 4-story Class A commercial office buildings encompassing 401,582 sq. ft. GLA situated in the unincorporated Hamlet of Melville, within the Town of Huntington, Suffolk County, New York. Each building contains approximately 50,000 square foot floorplates totaling approximately 200,000 square feet per building. The property is part of a larger development known as Huntington Quadrangle, which consists of the 3 Huntington Quadrangle Property, 1 Huntington Quadrangle, and 2 Huntington Quadrangle and is located approximately 20 miles east of New York City.

      Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the 3 Huntington Quadrangle Property:

                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                           CREDIT                                              ANNUALIZED     % OF TOTAL
                                           RATING                              ANNUALIZED      BASE RENT      ANNUALIZED    LEASE
                TENANT                  (FITCH/MIS/S&P)   GLA     % OF GLA      BASE RENT        (PSF)         BASE RENT  EXPIRATION
-----------------------------------     --------------- -------   --------    ------------   ---------------  ----------  ----------
Empire Blue Cross                         NR/NR/A-      109,761    27.3%      $  2,730,423   $      24.88(1)     32.1%      12/01/10
Continental Casualty Company               A/A3/A-       83,131    20.7          1,828,882          22.00        21.5       09/01/06
Gentiva Health Services(2)                NR/B3/B+       50,627    12.6          1,211,897          23.94        14.3       12/01/10
Connecticut General Life Insurance
   (CIGNA)                                AA-/A1/A+      34,566     8.6            734,760          21.26         8.6       05/01/05
JP Morgan Chase Bank                     A+/Aa3/AA-      25,360     6.3            601,000          23.70         7.1       05/01/07
Travelers Indemnity Company              AA/Aa3/AA-      23,836     5.9            589,226          24.72         6.9       10/01/06
Sedgwick Claims Management                   NR          14,014     3.5            334,094          23.84         3.9       10/31/07
Mortgage Warehouse                           NR           7,703     1.9            198,801          25.81         2.3       12/01/05
V.I. Technologies, Inc. (VITEX)              NR           7,506     1.9            166,858          22.23         2.0       12/01/03
Medical Consultants Network (MCN)            NR           4,428     1.1            105,519          23.83         1.2       09/01/05
                                                        -------   -----       ------------   ------------       -----
TOTAL/WTD. AVG. TEN LARGEST TENANTS                     360,932    89.9%      $  8,501,460   $      23.55       100.0%
Total Remaining Tenants                                       0     0.0%                                          0.0%
Total Vacant Space                                       40,650    10.1%                --           0.00        --
                                                        -------   -----       ------------   ------------       -----
TOTAL/WTD. AVG. ALL                                     401,582   100.0%      $  8,501,460   $      23.55       100.0%

------------------------
(1) Annualized Base Rent (PSF) is the average of the tenant's rent over the term of the loan. The tenant is currently paying $23.47 PSF.
(2) Gentiva has sublet approximately 19,658 sq. ft. GLA of their space to TNT USA Inc. pursuant to a lease commencing on March 1, 2003 for a term of 5 years with the option to renew through August 31, 2010. The lease rate is $12.00 psf GLA during year one, $22.00 psf GLA in year two, and increasing by 3.5% per annum thereafter.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Lease Expiration. The following table shows the lease expiration schedule for the 3 Huntington Quadrangle Property:

                            LEASE EXPIRATION SCHEDULE

                                                                                                      % OF TOTAL
        YEAR ENDING                                % OF           CUMULATIVE        ANNUALIZED        ANNUALIZED        ANNUALIZED
        DECEMBER 31,         EXPIRING GLA       TOTAL GLA        OF TOTAL GLA       BASE RENT         BASE RENT      BASE RENT (PSF)
-------------------------    ------------       ---------        ------------    -------------        ----------     --------------
 2003                           7,506               1.9%               1.9%      $      166,858           2.0%       $      22.23
 2004                               0               0.0                1.9%                   0           0.0        $       0.00
 2005                          46,697              11.6               13.5%           1,039,080          12.2        $      22.25
 2006                         106,967              26.6               40.1%           2,418,108          28.4        $      22.61
 2007                          39,374               9.8               49.9%             935,094          11.0        $      23.75
 2008                               0               0.0               49.9%                   0           0.0        $       0.00
 2009                               0               0.0               49.9%                   0           0.0        $       0.00
 2010                         160,388              39.9               89.9%           3,942,320          46.4        $      24.58
 2011                               0               0.0               89.9%                   0           0.0        $       0.00
 2012                               0               0.0               89.9%                   0           0.0        $       0.00
 2013                               0               0.0               89.9%                   0           0.0        $       0.00
 2014                               0               0.0               89.9%                   0           0.0        $       0.00
 2015                               0               0.0               89.9%                   0           0.0        $       0.00
 2016 & Thereafter                  0               0.0               89.9%                   0           0.0        $       0.00
 Vacant                        40,650              10.1              100.0%                   0           0.0        $       0.00
                              -------             -----                          --------------         -----        ------------
  TOTAL/WTD. AVG.             401,582             100.0%                         $    8,501,460         100.0%       $      23.55
                              =======             =====                          ==============         =====        ============


      Reserves. The replacements reserve increases each year commencing in 2004 to 1/12th of 102.5% of the previous required annual reserve amount. In addition, the Borrower is required to make a monthly payment of $170,000 on each of February 1, 2003 and March 1, 2003 to a reserve for the estimated cost of replacement of a cooling tower.

      If Continental Casualty Company (or its replacement tenant) elects to terminate or not extend its lease, the Borrower is required to deliver a letter of credit in the amount of $1,350,000 to the lender. If the Borrower fails to deliver the required letter of credit, as described under "Lockbox; Sweep of Excess Cash Flow" below, cash will be swept from the lockbox until $1,500,000 is on deposit in a reserve account.

      Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance with no exclusion for terrorism or a stand alone terrorism insurance policy. However, if the cost of the additional premium in respect of terrorism insurance would exceed (1) in the case of a standalone policy, 125% of the cost of a comprehensive all risk insurance policy with an exclusion for terrorism or (2) in the case of a comprehensive all risk insurance policy, 225% of the cost of the base rate for a comprehensive all risk insurance policy with an exclusion for terrorism, the Borrower is only required to obtain the maximum amount of terrorism insurance obtainable for this maximum premium.

      Lockbox; Sweep of Excess Cash Flow. At origination the Borrower established a lockbox from which the Borrower is permitted to withdraw unless
(1) trailing twelve month NOI falls below 78% of the underwritten NOI at origination, (2) Continental Casualty Company (or its replacement tenant) chooses to terminate or not to extend its lease, and the Borrower fails to deliver a letter of credit in the amount of $1,350,000 to the lender or (3) an event of default occurs under the loan.

      Mezzanine Loan. The ownership interests of the Borrower secure a mezzanine loan with an outstanding principal balance at origination of $3,500,000. The amount of the mezzanine debt is capped such that the mortgage debt and mezzanine debt in the aggregate cannot result in a loan-to-value ratio of more than 85% or a debt service coverage ratio of less than 1.10x. The mezzanine lender and the mortgage lender have entered into a subordination and intercreditor agreement which provides that the mezzanine loan is fully subordinated to the mortgage loan.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Additional Debt. None permitted except for trade payables and debt incurred in the financing of equipment or other personal property used on the 3 Huntington Quadrangle Property.

      Permitted Transfers. Transfers of the direct or indirect ownership interests in the Borrower are permitted without the consent of the lender if there is no change of control of the Borrower or its general partner, manager or managing member and (1) no single transfer results in the proposed transferor or its affiliates or family members owning, directly or indirectly, more than 49% of the Borrower and (2) no more than 49% of the ownership interests of the Borrower are transferred in the aggregate; provided that transfers to certain parties specified in the loan documents are permitted without regard to these restrictions. Additionally, certain transfers are permitted for estate planning purposes.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.




                               FESTIVAL AT WALDORF


--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------
                              ORIGINAL                       CUT-OFF DATE
                              --------                       ------------

BALANCE:                      $37,000,000                     $37,000,000

% OF POOL BY UPB:             2.3%

ORIGINATION DATE:             December 31, 2002

COUPON:                       5.05%

INTEREST ACCRUAL:             Actual / 360

TERM:                         60 months

AMORTIZATION:                 None

OWNERSHIP INTEREST:           Fee Simple

PAYMENT DATE:                 1st of the month

MATURITY DATE:                January 1, 2008

SPONSOR:                      Madison Marquette

CALL PROTECTION/LOCKOUT:      Defeasance permitted 2 years from the date
                              of securitization with U.S. Treasuries. Not prepayable until 3 months prior to maturity.

LOAN/SF:                      $75

UP-FRONT RESERVES:            TI/LC:  $6,250

                              Deferred Maintenance Reserve: $115,000

                              RE Tax Reserve:  $134,172

                              Insurance Reserve:  $36,927

                              Replacement Reserve:  $6,197

                              Ross Reserve: $700,000(1)

                              Roomstore Reserve: $625,000 (1)

                              Sprint Reserve: $49,400(1)

                              Environmental Reserve:  $1,000,000(1)

ONGOING / SPRINGING           TI/LC  $6,250(1)
RESERVES:                     Replacements: $6,197(1)

                              RE Tax Reserve:  $33,543

                              Insurance Reserve:  $8,691

                              Other Reserve: NAP

CASH MANAGEMENT:              None

ADDITIONAL SECURED/           Not permitted other than trade payables
MEZZANINE DEBT:
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:      Single Asset

PROPERTY TYPE:               Anchored Retail

PROPERTY LOCATION:           Waldorf, Maryland

OCCUPANCY:                   83.6%

OCCUPANCY AS OF DATE:        December 1, 2002

YEAR BUILT:                  1989

YEAR RENOVATED:              NAP

COLLATERAL:                  The collateral consists of a community
                             shopping center containing 495,722 sq ft and is anchored by Marshalls, Circuit
                             City, PETsMART, RoomStore, Michaels, Ross
                             Dress for Less, Staples, and Modell's.
                             Overall sales of the property are $182 psf and the overall occupancy cost is 4.85%.

PROPERTY MANAGEMENT:         Madison Marquette Realty Services, L.P.

APPRAISED VALUE:             $49,200,000

APPRAISAL VALUE DATE:        November 8, 2002

CUT-OFF DATE LTV:            75.2%

BALLOON LTV:                 75.2%

U/W NOI:                     $4,106,141

U/W NCF:                     $3,845,972

CURRENT ANNUAL DEBT          $ 1,894,451
SERVICE:

U/W NOI DSCR:                2.17x

U/W NCF DSCR:                2.03x
--------------------------------------------------------------------------------

(1)   See "Reserves" below.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      The Loan. The tenth largest loan (the "Festival at Waldorf Loan"), representing approximately 2.3% of the initial pool balance, with a Cut-Off Date principal balance of $37,000,000, is a 5-year balloon loan that has a maturity date of January 1, 2008 and provides for monthly payments of interest only. The Festival at Waldorf Loan is secured by an indemnity deed of trust, assignment of rents, security agreement and fixture filing encumbering the Borrower's fee ownership interest in the Festival at Waldorf Property.

      The Borrower. The Borrower under the Festival at Waldorf Loan, Madison Waldorf B LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by Madison Marquette. The fee ownership in the property is held by C W Waldorf Retail Limited Partnership, an affiliate of the Borrower, which also executed the mortgage which is structured as an indemnity deed of trust.

      The Property. The Festival at Waldorf property (the "Festival at Waldorf Property") is a 495,722 sq. ft. GLA community shopping center located in Waldorf, Maryland approximately 20 miles south of downtown Washington, D.C. The property is anchored by Marshalls, Circuit City, PETsMART, Room Store, Michaels, Ross Dress for Less, Staples, and Modell's. Other national tenants include CVS Pharmacy, Blockbuster Video, Subway, Dollar General, and Panera Bread.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the Festival at Waldorf Property:


                TEN LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                          CREDIT RATING                                           ANNUALIZED    APPROX. %
                          CREDIT RATING               % OF TOTAL   ANNUALIZED     BASE RENT     OF TOTAL                     LEASE
       TENANTS          (FITCH/MIS/ S&P)       GLA      GLA(1)      BASE RENT       (PSF)         RENT     SALES (PSF)    EXPIRATION
---------------------   ----------------     -------  ----------   ----------     ----------    --------   -----------   -----------
Circuit City                    NR            32,475      6.6%          $324,750  $  10.00         7.4%        N/A        01/01/08
Staples                   BBB/Baa2/ BBB-      24,049      4.9%           323,219  $  13.44         7.3%       $438        06/01/10
Michaels                    NR/Ba1/BB         28,000      5.6%           308,000  $  11.00         7.0%       $171        01/01/07
HMY Room Store                  NR            30,103      6.1%           301,030  $  10.00         6.8%        N/A        03/01/10
Marshalls                    NR/A3/A          35,232      7.1%           246,624  $   7.00         5.6%       $151        01/01/09
PETsMART                    NR/Ba3/B+         30,900      6.2%           210,120  $   6.80         4.8%       $206        01/01/10
Modell's                        NR            17,825      3.6%           204,988  $  11.50         4.6%        N/A        02/01/12
Chuck E. Cheese                 NR            12,189      2.5%           193,074  $  15.84         4.4%       $152        03/01/07
Blockbuster Video               NR             6,600      1.3%           188,100  $  28.50         4.3%       $245        04/01/05
Chili's                   BBB+/Baa2/BBB        6,500      1.3%           156,000  $  24.00         3.5%       $410        01/01/06
                                             -------    -----         ----------  --------       -----
   TOTAL/WTD. AVG.

   LARGEST TENANTS                           223,873     45.2%        $2,455,904  $  10.97        55.7%
Total Remaining Tenants                      190,546     38.4%        $1,952,589  $  10.25        44.3%
Total Vacant Space                            81,303     16.4%                --        --          --
                                             -------    -----         ----------  --------       -----
TOTAL/WTD. AVG. ALL                          495,722    100.0%        $4,408,493  $  10.64       100.0%

      Lease Expiration. The following table shows the lease expiration schedule for the Festival at Waldorf Property:


                            LEASE EXPIRATION SCHEDULE
                               (EXCLUDES ANCHORS)

                                                                                                    % OF TOTAL
        YEAR ENDING                               % OF           CUMULATIVE        ANNUALIZED     ANNUALIZED BASE      ANNUALIZED
        DECEMBER 31,        EXPIRING GLA       TOTAL GLA        OF TOTAL GLA       BASE RENT            RENT        BASE RENT (PSF)
--------------------------  ------------       ---------        ------------      ------------    ---------------   ---------------
Month to Month(1)                9,267             1.9%             1.9%          $     89,750          2.0%               $9.68
2003                             5,064             1.0              2.9%                75,875          1.7%              $14.98
2004                            31,551             6.4              9.3%               329,602          7.5%              $10.45
2005                            48,821             9.8             19.1%               800,747         18.2%              $16.40
2006                            66,027            13.3             32.4%               520,529         11.8%               $7.88
2007                            48,309             9.7             42.2%               600,102         13.6%              $12.42
2008                            32,475             6.6             48.7%               324,750          7.4%              $10.00
2009                            45,263             9.1             57.9%               336,903          7.6%               $7.44
2010                            88,252            17.8             75.7%               893,793         20.3%              $10.13
2011                             1,520             0.3             76.0%                27,360          0.6%              $18.00
2012                            37,870             7.6             83.6%               409,082          9.3%              $10.80
2013                                 0             0.0              0.0%                     0          0.0%               $0.00
2014                                 0             0.0              0.0%                     0          0.0%               $0.00
2015                                 0             0.0             83.6%                     0          0.0%               $0.00
2016 & Thereafter                    0             0.0             83.6%                     0          0.0%               $0.00
Vacant                          81,303            16.4            100.0%                     0          0.0%               $0.00
                               -------           -----                            ------------        -----
   TOTAL/WTD. AVG.             495,722           100.0%                           $  4,408,493        100.0%              $10.64
                               =======           =====                            ============        =====

------------------------

(1)   Leases expiring prior to 3/1/2003.

      Reserves. Ross Stores, Inc. currently is paying reduced rent (2% of its sales) due to a co-tenancy clause as a result of a vacant SuperFresh. Ross Stores, Inc. is permitted under its lease to terminate if a replacement tenant for SuperFresh is not in occupancy by April 2003. At origination, an upfront reserve of $700,000 was funded to the Ross reserve account to cover the cost of tenant improvements and/or leasing commissions if Ross Stores, Inc. elects to terminate its lease pursuant to the co-tenancy requirements. The amounts in the Ross reserve account to be released upon, among other things, (1) the tenant resuming payment of base rent under the lease or (2) a replacement tenant taking occupancy and delivering to lender an acceptable estoppel.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


      Heilig-Meyers, the parent of the tenant Roomstore, declared bankruptcy in August 2000. At origination, an upfront reserve in the amount of $625,000 was taken as additional security to be released upon, among other things, (i) Heilig-Meyers confirms a plan of reorganization and has not rejected or otherwise terminated liability under the lease or (ii) a replacement tenant takes occupancy.

      Sprint Spectrum L.P. entered into a lease dated June 12, 2002, an upfront reserve in the amount of $49,400 was taken to be released upon Sprint Spectrum L.P. delivering an acceptable estoppel.

      An environmental reserve in the amount of $1,000,000 was established at origination to address concerns resulting from the prior use of the property as a gas station and the current use as a dry cleaner to be identified by a post-closing Phase II. If the remediation estimate is greater than $1,000,000 the Borrower is required to deposit the additional funds in to the reserve or to provide environmental insurance.

      The ongoing TI/LC reserve is capped at $300,000. The ongoing replacements reserve is capped at $263,716.

      Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance with no exclusion for terrorism or a stand alone terrorism insurance policy. However, if the cost of the additional premium in respect of terrorism insurance would exceed 125% of the cost of a comprehensive all risk insurance policy with an exclusion for terrorism the Borrower is only required to obtain the maximum amount of terrorism insurance obtainable for this maximum premium. Notwithstanding the foregoing, if the Borrower's failure to provide terrorism insurance would result in a downgrade or withdrawal of the ratings of the loan or any related certificate in a secondary market transaction by a rating agency, the Borrower is required to maintain terrorism coverage regardless of the cost.

      Mezzanine Loan.  None permitted.

      Additional Debt. Not permitted except for trade payables and debt incurred in the financing of equipment or other personal property used on the Festival at Waldorf Property.

      Permitted Transfers. Transfers of the direct or indirect ownership interests in the Borrower are permitted without the consent of the lender if there is no change of control of the Borrower or its general partner, manager or managing member and (1) no single transfer results in the proposed transferor or its affiliates or family members owning, directly or indirectly, more than 49% of the Borrower and (2) no more than 49% of the ownership interests of the Borrower are transferred in the aggregate; provided that transfers among partners or members of the Borrower holding in excess of 20% of the ownership interests of the Borrower as of origination are not counted for purposes of this computation. Additionally, certain transfers are permitted for estate planning purposes.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Manager and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Manager and Co-Managers and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the lead manager and Bank of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. are acting as co-managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.